[PHOTO]

ANNUAL
REPORT

OCTOBER 31, 1998

VANGUARD
HORIZON FUNDS

VANGUARD AGGRESSIVE GROWTH FUND
VANGUARD CAPITAL OPPORTUNITY FUND
VANGUARD GLOBAL EQUITY FUND
VANGUARD GLOBAL ASSET ALLOCATION FUND

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS


Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        7

                                  REPORTS FROM
                                  THE ADVISERS
                                        9

                              PERFORMANCE SUMMARIES
                                       17

                                  FUND PROFILES
                                       21

                              FINANCIAL STATEMENTS
                                       27

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       50

                      All comparative mutual fund data are
                   from Lipper Analytical Services, Inc., or
                      Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

     [PHOTO]                    [PHOTO]
John J. Brennan               John C. Bogle
Chairman & CEO              Senior Chairman

During the Vanguard Horizon Funds' 1998 fiscal year, which ended October 31, the U.S. stock market rallied, retrenched, and rallied again, with large-capitalization stocks ending strongly in the plus column while smaller stocks actually fell. Bonds, on the other hand, provided steady and generally solid gains. In international markets, returns diverged sharply as many European markets soared while the Pacific region and emerging markets suffered. In this volatile environment, our four funds earned returns ranging from an excellent +11.6% for the Global Asset Allocation Fund to a disappointing -10.4% for the Aggressive Growth Fund.

       The adjacent table compares each fund's twelve-month total return (capital change plus reinvested dividends) with those of its comparative standards. As you can see, the returns of our Capital Opportunity and Global Asset Allocation Funds outpaced those of their average peers over the past twelve months, while the returns of the Aggressive Growth and Global Equity Funds placed them well short of competitors.

       For your reference, the total return of the blue-chip-dominated Standard & Poor's 500 Composite Stock Price Index was +22.0% during the period, and the return of the Wilshire 4500 Index, which represents the remainder of the U.S. stock market, was -3.4%. The return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of foreign stocks was +10.0%. The Lehman Brothers Aggregate Bond Index, a good measure of the U.S. taxable bond market, returned +9.3%. Detailed per-share figures for each fund, including net asset values, income dividends, and any capital gains distributions, are presented in a table that follows this letter.

-------------------------------------------------------
                                        TOTAL RETURNS
                                      FISCAL YEAR ENDED
                                      OCTOBER 31, 1998
-------------------------------------------------------
VANGUARD AGGRESSIVE GROWTH                  -10.4%
Average Mid-Cap Fund                        - 2.9
Russell 2800 Index*                         - 0.1
-------------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY                +10.0%
Average Capital Appreciation Fund           + 0.9
Aggressive Growth Fund Stock Index**        - 3.7
S&P MidCap 400/BARRA Growth Index           + 6.7
-------------------------------------------------------
VANGUARD GLOBAL EQUITY                        0.0%
Average Global Fund                         + 5.3
MSCI All Country World Index                +12.8
-------------------------------------------------------
VANGUARD GLOBAL ASSET ALLOCATION            +11.6%
Average Global Flexible Fund                + 4.4
Global Balanced Index+                      +14.9
-------------------------------------------------------

* Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks), minus the 200 largest stocks.

**Provided by Morningstar; tracks the equity holdings of the 25 largest aggressive-growth mutual funds.

+ Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash reserves; the stock and bond components are based on established local market indexes in each country.

FINANCIAL MARKETS IN REVIEW

Through the first two-thirds of the fiscal year that ended October 31, the U.S. stock market--led by large blue chip issues--continued the remarkable rise that began in August 1982. By mid-July, the S&P 500 Index had gained +31.2%. However, most of that gain evaporated during the ensuing six weeks. The market then turned again, rebounding during September and October. For the full twelve months, the S&P 500 Index earned a +22.0% return--twice the long-term annualized average of +11% a year.

       The performance of the S&P 500 Index, which is dominated by large-capitalization stocks, was remarkably different from that of the rest of the market. Small-cap stocks (as measured by the Russell 2000 Index) lost -11.8%, a shortfall of 33.8 percentage points versus their large-cap brethren. Within the S&P 500, value stocks earned +11.7%, trailing the +32.0% return of the index's growth component by a remarkable 20.3 percentage points.

       Interest rates declined significantly during the year, providing a significant lift to stock prices and elevating prices for bonds. The yield on the benchmark 30-year U.S. Treasury bond began the year at 6.15%, dwindled to a low of 4.72% on October 5 amid concerns about a slowing economy, then rebounded to end the fiscal year at 5.16%. For bonds, of course, lower yields translate into higher prices. For the Lehman Aggregate Bond Index, a price rise of about 2.5% augmented income of 6.8% to produce the +9.3% return.

       Wide and abrupt shifts in investor sentiment buffeted financial markets during the fiscal year, despite a generally positive economic environment. Inflation stayed in check: Consumer prices rose just 1.5% during the twelve months. The U.S. economy grew by more than 3%, although the pace of growth appeared to slow late in the period. The economy's expansion was fueled by strong consumer spending encouraged by a strong job market (unemployment as low as 4.3%) and rising wages (up about 4%).

       The summer slump in stock prices sent broad market indexes lower by some -20% or more, technically a "bear market," one of only four in the past 20 years. Analysts cited a number of reasons for investors' skittishness, including Asia's continuing economic distress. Many investors had assumed that the region's troubles--and the resulting drag on U.S. exports and corporate profits--would be short-lived. But as the problems lingered, investors worried that the "Asian contagion" would spread worldwide, crimping trade and denting investor and consumer confidence. Whatever the causes, investors grew more risk-averse. There was a decided movement toward the "safe haven" of U.S. Treasury securities, and away from corporate bonds and U.S. and international stocks. By October, however, many investors appeared to regain their appetite for risk, and the S&P 500 Index shot up +8.1% for the month.

       The troubles in Asia, of course, depressed returns there, but news from the international markets was not all bad. Returns diverged from one country to another and from one region to another. The Pacific region posted a negative return of -13.9% in U.S. dollars during the twelve months, but Europe earned +23.4% in U.S. dollars, surpassing even the performance of the S&P 500 Index. Emerging markets' returns were horrendous, down -21.1% in local currency and--by reason of the strength of the U.S. currency--off -31.0% in dollars. The MSCI EAFE Index, a good measure of markets outside the United States, returned +8.5% in local-currency terms and +10.0% in U.S. dollars.

FISCAL 1998 PERFORMANCE OVERVIEW

The AGGRESSIVE GROWTH FUND earned the lowest return--by far--of our four funds, declining -10.4% during the fiscal year. This return was disappointing both on an absolute basis and relative to its comparative benchmarks. The average mid-cap mutual fund also had a dismal twelve months, returning -2.9%, but still came out way ahead of our fund. The Russell 2800 Index, an unmanaged benchmark of small and mid-size companies, was just about flat for the year, declining -0.1%.

       As noted earlier, small and mid-size stocks took a beating during the late spring and summer; many smaller companies declined as much as 40% during the slide. The relative performance of our fund, which uses a proprietary quantitative model to identify individual stocks, was hampered by some poor stock picks, particularly in the consumer-discretionary sector (mainly retailers) and the financial-services sector. Our selections in the top-performing utilities group gave the fund a bit of a boost, but it wasn't enough to offset our results elsewhere.

       We note that in its two previous full fiscal years, the Aggressive Growth Fund outpaced the Russell 2800 Index--by 4.6 percentage points in 1996 and by
6.9 percentage points in 1997. While the magnitude of our underperformance versus the index in 1998 is disappointing, it should not come as a complete surprise. Variations from the index, whether on the plus or minus side, will happen from time to time as our investment adviser, Vanguard Core Management Group, seeks out stocks it believes are attractively priced.

       The CAPITAL OPPORTUNITY FUND'S +10.0% return was more than 9 percentage points higher than the barely positive +0.9% return of the average capital appreciation fund and was nearly 14 percentage points better than the -3.7% return of the Aggressive Growth Fund Stock Index, a customized benchmark that tracks the performance of the 25 largest aggressive-growth mutual funds. The fund's return also topped the +6.7% return of the S&P MidCap 400/BARRA Growth Index. Our adviser's selections in the auto & transportation, health-care, and technology sectors were excellent. One highlight deserves special mention: The share price of one of the fund's largest holdings during much of the period, DEKALB Genetics, increased more than fourfold during the fiscal year. Technology stocks, which make up more than one-third of the portfolio, had a difficult twelve months, but fine stock selections by our investment adviser helped the fund record a small gain in the sector for the fiscal year.

       We remind you that Vanguard Capital Opportunity Fund is a relatively concentrated portfolio. It held 57 stocks on October 31, and its ten biggest holdings accounted for about 31% of the fund's assets. Such concentration often results in higher short-term volatility, but we expect the approach to benefit our shareholders in the long run.

       As you may recall, PRIMECAP Management Company of Pasadena, California, assumed responsibility for the fund's investment management in early 1998. For the record, since PRIMECAP began managing Capital Opportunity's assets on February 1, the fund has returned +13.0%, compared with +2.5% for its average peer and -3.3% for its benchmark index. These returns cover a very short period, but are nonetheless encouraging.

       The GLOBAL EQUITY FUND finished the year right where it started, posting a total return of 0.0%. This return--or lack thereof--was well below the +5.3% return of the average global fund and the +12.8% return of the MSCI All Country World Index. Our underperformance resulted from a variety of factors, notably the fund's relatively small stake in U.S. stocks (about 36% of fund net assets, compared with a 49% weight in the index) and its relatively big stake in Asia (about 22% of assets, versus 13% for the index). In addition, our investment adviser, Marathon Asset Management, emphasizes mid-sized value stocks, which was a handicap during a year when investors in the United States and elsewhere favored larger growth stocks.

       The GLOBAL ASSET ALLOCATION FUND earned +11.6% during the fiscal year, outpacing the +4.4% return of the average global flexible fund but falling short of the +14.9% return of its unmanaged benchmark. Our solid performance came despite the fact that our investment adviser, Strategic Investment Management, allocated only about 3% of its net assets to the strong U.S. stock market. The fund's commitment of about one-third of its net assets to the European market, which enjoyed gains of more than +23.0%, helped boost its return. Also, a series of shifts in the fund's allocations to stocks, bonds, and cash reserves during the extremely volatile months of August and September aided our performance relative to our average peer. For further details on the movements, see the adviser's report on page 15.

       We lagged our benchmark index primarily because our allocation strategy remained basically defensive at about 50% stocks, 30% bonds, and 20% cash reserves. Our virtual avoidance of the U.S. stock market during much of the fiscal year also hampered our relative performance. The index by definition comprises 60% stocks, 30% bonds, and 10% cash reserves, with about 37% in the U.S. market.

LIFETIME PERFORMANCE OVERVIEW

It takes time--certainly more than a single year--to judge the merits of an investment. This is especially true for the Vanguard Horizon Funds, which can employ relatively high-risk strategies. To be fair, even a three-year period--the life span of the Horizon Funds--is only a bit better as a gauge of a fund's track record. Still, we report in the adjacent table each fund's performance over its lifetime. As you can see, our Aggressive Growth and Global Asset Allocation Funds outperformed their average peer mutual funds, while the Capital Opportunity and Global Equity Funds did not. And, as is always the case, our unmanaged market benchmarks, which do not incur expenses or transaction costs, have been tough competitors.

       An important element in our quest to provide returns that surpass those of comparable mutual funds is our low expenses. In fiscal 1998, the expense ratios of our four funds averaged about 0.65% of average net assets, well below the average of nearly 1.80% for our competitive fund groups. For our Global Asset Allocation Fund, our cost advantage over the average peer was a full 1.4 percentage points in fiscal 1998. This is a powerful advantage over the long run and we fully expect it to continue.

---------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                             AUGUST 14, 1995 THROUGH
                                                OCTOBER 31, 1998
                                      -------------------------------------
                                      AVERAGE         FINAL VALUE OF
                                       ANNUAL           A $10,000
                                       RETURN        INITIAL INVESTMENT
---------------------------------------------------------------------------
VANGUARD AGGRESSIVE GROWTH              +14.1%             $15,270
Average Mid-Cap Fund                    +12.1               14,450
Russell 2800 Index                      +14.5               15,462
---------------------------------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY            + 4.5%             $11,532
Average Capital Appreciation Fund       +12.0               14,391
Aggressive Growth Fund Stock Index      + 9.3               13,319
S&P MidCap 400/BARRA
  Growth Index                          +15.8               16,003
---------------------------------------------------------------------------
VANGUARD GLOBAL EQUITY                  + 9.0%             $13,202
Average Global Fund                     +11.6               14,215
MSCI All Country World Index            +14.3               15,374
---------------------------------------------------------------------------
VANGUARD GLOBAL ASSET ALLOCATION        +11.2%             $14,077
Average Global Flexible Fund            +10.6               13,807
Global Balanced Index                   +15.7               15,959
---------------------------------------------------------------------------

       The aggressive nature of the Vanguard Horizon Funds assures that there will be periods, quite possibly lasting for several years, when our returns will lag those of competitive standards. For that reason, these funds--as much as any funds carrying the Vanguard imprimatur--require a long-term perspective. We believe that their investment approaches are sound and that over the long haul we will provide returns that are fully competitive with those of our competitors.

IN SUMMARY

It is a truism that to profit from the long-term rewards of the financial markets, investors must be willing and able to endure discomforting declines. Both the risks and rewards of investing were on display during the past fiscal year. We believe that the Vanguard Horizon Funds can play an important role in an investor's overall program by providing distinctive options for adjusting the risk and reward characteristics of a balanced portfolio of other stock funds, bond funds, and cash investments. As always, we believe that once such a portfolio is constructed--based on each individual's unique goals, time horizon, and tolerance for risk--an investor should stick with it. Time has only reinforced our belief in "staying the course."

/s/ JOHN C. BOGLE                                   /s/ JOHN J. BRENNAN

John C. Bogle                                       John J. Brennan
Senior Chairman                                     Chairman and
                                                    Chief Executive Officer

November 20, 1998

NOTE: You'll observe that we've made minor changes to the names of the Vanguard Horizon Funds. We have replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup. And though the funds as legal entities remain under the Vanguard Horizon Funds umbrella, the word "Horizon" is no longer part of their names. Thus, the names now are Vanguard Aggressive Growth Fund, Vanguard Capital Opportunity Fund, Vanguard Global Equity Fund, and Vanguard Global Asset Allocation Fund.

FUND STATISTICS
-------------------------------------------------------------------------------------------------------------------------
                                                                               TWELVE MONTHS ENDED OCTOBER 31, 1998
                                                                          -----------------------------------------------
                                      NET ASSET VALUE PER SHARE                 PER-SHARE                   PER-SHARE
                                   -------------------------------        DISTRIBUTIONS FROM NET       DIVIDENDS FROM NET
VANGUARD FUND                      OCT. 31, 1997     OCT. 31, 1998        REALIZED CAPITAL GAINS        INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                     $15.89            $13.11                      $1.08                     $0.14
Capital Opportunity                    10.48             11.47                         --                      0.045
Global Equity                          12.79             12.11                       0.44                      0.23
Global Asset Allocation                11.39             11.29                       0.54                      0.75
-------------------------------------------------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders in the Vanguard Horizon Funds overwhelmingly approved two proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on net assets at the time of the votes, this change will reduce the amount of state taxes the funds pay annually by an estimated $44,000. Approved as follows:

                ------------------------------------------------------------------------------------------
                FUND                                 FOR          AGAINST         ABSTAIN      APPROVED BY
                ------------------------------------------------------------------------------------------
                Aggressive Growth                 23,327,317      212,530         344,013        97.67%
                ------------------------------------------------------------------------------------------
                Capital Opportunity                4,530,783       36,700          55,267        98.01%
                ------------------------------------------------------------------------------------------
                Global Equity                      7,362,551       29,890          31,658        99.17%
                ------------------------------------------------------------------------------------------
                Global Asset Allocation            5,871,334       33,364          29,716        98.94%
                ------------------------------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Vanguard Horizon Funds to participate in Vanguard's interfund lending program, which allows funds to lend money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of a fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

                ------------------------------------------------------------------------------------------
                FUND                                 FOR          AGAINST         ABSTAIN      APPROVED BY
                ------------------------------------------------------------------------------------------
                Aggressive Growth                 22,710,465       621,440        551,955        95.09%
                ------------------------------------------------------------------------------------------
                Capital Opportunity                4,411,235       143,410         68,105        95.42%
                ------------------------------------------------------------------------------------------
                Global Equity                      7,229,521       120,489         74,090        97.38%
                ------------------------------------------------------------------------------------------
                Global Asset Allocation            4,657,496     1,235,429         41,489        78.48%
                ------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1998                                              [PHOTO]

U.S. financial markets encountered strong turbulence yet produced solid overall gains during the fiscal year ended October 31. The S&P 500 Index gained 22.0%, overcoming a sharp six-week setback in July and August. Bond prices rose as interest rates declined over the course of the year. Overseas, returns varied widely, with big gains on European bourses and sharp losses in Pacific and most emerging stock markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially large growth stocks--overwhelmingly led the market during the year. While the S&P 500 Index, which is dominated by large-cap stocks, was rising 22.0%, the rest of the market was down 3.4%, more than 25 percentage points behind the S&P. Results were even worse--a negative return of 11.8%--for small-cap stocks, as represented by the Russell 2000 Index. The Wilshire 5000 Equity Index, a measure of the entire U.S. market, gained 14.9%.

       Even large-cap investors endured sharp fluctuations during the year. After vaulting to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the "boundary" between a bear market and a mere "correction." However, declines were certifiably bearish for most smaller stocks. The Russell 2000 Index fell more than 30% from its peak in April before recovering somewhat during the final two months of the fiscal year.

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these factors were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a murkier global economic picture. Asia's economic troubles--which surfaced in mid-1997--persisted and began to look like a significant threat to continued expansions in the U.S. and European economies.

-----------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED OCTOBER 31, 1998
                                           ----------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.0%        26.0%        21.3%
   Russell 2000 Index                       -11.8         10.0          9.4
   MSCI EAFE Index                           10.0          8.5          7.1
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                9.3%         8.0%         7.0%
   Lehman 10-Year Municipal Bond Index        8.3          7.3          6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.2          5.2          5.1
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%         2.2%         2.4%
-----------------------------------------------------------------------------

       But after steadying during September, stock prices bounced back strongly in October. Although many of the risk factors remained--for example, securities analysts continued to trim their estimates of corporate earnings--stock prices got a lift from falling interest rates, which dropped to levels last seen in the 1960s. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors within the overall market. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of financial troubles abroad), and fortresses (companies somewhat protected from competition). U.S. consumers played the role of Atlas during fiscal 1998, propping up the economic world with their strong spending. Feeling flush because of plentiful jobs (the nation's unemployment rate was as low as 4.3%) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer staples (+26%) and consumer discretionary firms, such as retailers (+23%).

       Fear was a factor in the lagging returns from industry groups that were perceived by investors to be vulnerable to slowing global growth, falling commodity prices, and heightened price competition from foreign suppliers. Among these were exploration and services firms in the "other energy" category (-34%); chemical, metals, and other materials & processing firms (-3%); and makers of producer durables such as airplanes and machinery (-0.3%). Conversely, the utilities sector was the year's top performer (+45%) in part because utilities are seen as relatively insulated from foreign competition or economic troubles. Fortresses are companies perceived as relatively safe from competitors because of patented products, brands, or services. Such companies dominated the health-care (+41%) and technology (+37%) groups.

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from greater aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board twice trimmed short-term rates by 0.25 percentage point, first on September 29 and then on October 15. Inflation, the bane of bond investors, was remarkably tame--consumer prices were up just 1.5% for the 12 months ended October 31. In this friendly environment, yields on long-term Treasury bonds fell by roughly 1 to 1.25 percentage points, with the 30-year Treasury bond ending the fiscal year at 5.16%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a return of 16.3%, an astounding margin of nearly 15 percentage points over the inflation rate.

       High-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods of falling rates because increased refinancing activity by homeowners results in prepayments of principal to holders of mortgage-backed securities. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds, as well as Treasuries, and has an intermediate-term average maturity, earned 9.3%. Yields on long-term municipal bonds declined only modestly during the fiscal year, and by October 31 were only slightly lower than yields on comparable Treasury securities, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outshone even the S&P 500 Index, but big declines swept the markets of Asia and Latin America. As a group, European stocks earned 23.4% for U.S. investors, reflecting local returns of about 21% and a gain of about 2% from a slight strengthening of several currencies against the dollar. Reasons for Europe's bull market included continuing economic growth; increased corporate restructuring and merger activity; and optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations.

       In Japan, the stock market declined 14.3% in U.S.-dollar terms, reflecting a severe recession and a shaky banking system. Declines elsewhere in the Pacific region ranged from about 1% in Hong Kong to more than 60% in Indonesia and Malaysia. Losses were steep in non-Asian emerging markets, too. Notable declines in our own hemisphere occurred in Mexico (-20%), Venezuela (-64%), Brazil (-30%), and Chile (-38%).

REPORT FROM VANGUARD CORE MANAGEMENT GROUP

AGGRESSIVE GROWTH FUND                                                  [PHOTO]

Unlike the Aggressive Growth Fund's excellent performance during our first two full fiscal years, our results during fiscal 1998 were disappointing both on an absolute basis and relative to our comparative standards. Our total return for the 12 months ended October 31 was minus 10.4%, well behind the declines of 2.9% for the average mid-capitalization stock fund and 0.1% for the unmanaged Russell 2800 Index of mid- and small-cap stocks.

       Because of our emphasis on mid- and small-cap stocks, the Russell 2800 is a more appropriate benchmark for our fund than is the average mid-cap fund, which has a bit of a bias toward large-cap stocks. During the fiscal year, the Aggressive Growth Fund's returns exceeded those of the index in only the second fiscal quarter; the fund underperformed in the three other quarters.

INVESTMENT STRATEGY

The fund seeks to provide superior long-term returns by investing in mid- and small-cap stocks with above-average prospects for growth. This discipline placed us at a severe disadvantage during the past 12 months, a period when large-cap stocks significantly outperformed smaller ones. The S&P 500 Index, which is an excellent measure of the performance of large stocks, achieved a total return of 22.0% during the year, a huge margin over the 0.1% loss sustained by the Russell 2800 Index.

       In the past, there have been lengthy periods during which large-cap stocks outperformed smaller stocks, but there also have been periods during which small-cap stocks were the market's leaders. There can be no assurance that the four-year trend of large-cap dominance in the market will reverse soon. Nevertheless, we believe that over the long term, large-cap and small-cap stocks will provide similar returns. We will continue to focus the fund's investments in the mid-cap and small-cap part of the spectrum.

       Within the universe of mid-cap and small-cap stocks, we attempt to identify promising issues by examining their valuation levels, growth prospects, and recognition by the marketplace. We have developed a series of computer models to help us measure these attributes. Rarely does a stock appear undervalued in all of our models, because there are very few stocks with both great growth prospects and low valuations. Consequently, we look for stocks that have strong growth prospects not yet fully incorporated into their prices or that appear extraordinarily cheap despite having reasonable growth opportunities. We believe that the consistent application of our objective, quantitative models increases our chances of adding value to the fund. Of course, as this past year showed, there are no guarantees in the investment business.

POTENTIAL RETURNS

In fiscal 1998, the most expensive stocks, according to such common valuation measures as the ratio of price to earnings, provided the greatest returns. This phenomenon, which has occurred only rarely in the past, was true in all areas of the market--large-, mid-, and small-cap stocks. We continue to believe that our approach to investing--seeking undervalued stocks--increases our odds of adding value over the long run. But we recognize that there will be cycles, such as the current one, when our strategy is out of favor with the investing crowd. Even though we have confidence in our investment style, we know that we do not have all of the answers. Consequently, we continue our never-ending research effort to enhance our investment approach.

       One by-product of most quantitative investment approaches is somewhat high portfolio turnover. Our process is no different in this respect. The fund tends to realize a large portion of its capital gains from year to year, which makes it less tax-efficient than a portfolio that takes a buy-and-hold approach. As such, this fund may be more appropriate for tax-deferred investments such as individual retirement accounts.

       Although the Aggressive Growth Fund's return was negative for the fiscal year, its annual average return for the past three years was still a positive 14.5%. This is much higher than the long-term average return of about 11% for stocks, and we do not expect the market to continue outpacing the historical average. The tendency of stock market returns to revert to the mean over time has been very strong in the past, and we think it will be so in the future. Consequently, counting on outsized returns to continue may be hazardous to any investor's financial plans. Whatever the market provides, we feel our rigorous, quantitative investment process will help us to provide better-than-market returns over the long run.

George U. Sauter, Managing Director

November 12, 1998



INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.

REPORT FROM PRIMECAP MANAGEMENT COMPANY

CAPITAL OPPORTUNITY FUND

On February 1, 1998, PRIMECAP Management Company assumed responsibility as investment adviser for the Capital Opportunity Fund. During our first nine months of management, which completed the fiscal year ended October 31, 1998, the fund produced a total return of 13.0%. This compares with a return of 2.5% for the average capital appreciation fund and a decline of 3.3% for the Aggressive Growth Fund Stock Index. For the full fiscal year, the fund posted a total return of 10.0%, versus the average peer's return of 0.9% and the index's decline of 3.7%.

       We are pleased with the favorable returns during our initial tenure as adviser, particularly given that this was a period of significant transition for the fund. The transition is essentially complete. We have reduced the fund's cash position from 50% when we began managing the fund to approximately 15% now. Although we retained a few stocks held by the prior adviser, the vast majority of the fund's current holdings were purchased during the last nine months. We also increased the fund's emphasis on small-capitalization stocks (which we define as those with a market cap below $1.2 billion). Small-cap stocks now represent more than half of the fund's assets, up from less than a quarter of its assets nine months ago.

       Two factors explain most of the period's excellent relative results. First, several large holdings received takeover bids at premiums to market prices. These were Bay Networks, Mycogen, Stratus Computer, and Molecular Dynamics. The acquisition of another holding, DEKALB Genetics, by Monsanto was announced, but has yet to close.

       The second factor propelling our results was a major rally in small stocks during the last three weeks of October. As mentioned earlier, we have emphasized small stocks, believing they currently offer the greatest value in the marketplace. Over the last several years, the performance of small-cap stocks has been dwarfed by returns of large-cap issues. In the past year, this divergence accelerated and intensified, resulting in climactic selling of small stocks on a few occasions in early October. We took these opportunities to increase positions in many small-cap holdings that had suffered severe declines, and established new positions in many stocks that were casualties of what appeared to us to be indiscriminate selling. Many of these stocks enjoyed a notable bounce in the second half of October, contributing to the fund's 10.6% gain for the month.

       Despite the late-October rally in small stocks, it would be premature to declare a change in the market's leadership from large to small stocks. In fact, for the fiscal year ended October 31, the small-stock-laden Russell 2000 Index trailed the large-cap-dominated S&P 500 Index by more than 33 percentage points.

       In our judgment, small stocks remain dramatically undervalued relative to their large-cap brethren. We believe that valuation excesses exist in the stock market today, but that they reside primarily in the very largest stocks in the S&P 500. Excluding those issues, valuations on stocks seem reasonable. We have positioned the fund accordingly. Less than 4% of its assets are represented by stocks that are considered large-cap issues, while about 85% are in stocks that would be characterized as small-cap or mid-cap. We believe this puts us in the right place for an eventual broadening of the market's leadership.

Theo A. Kolokotrones                            Howard B. Schow
Portfolio Manager                               Portfolio Manager

Joel P. Fried                                   F. Jack Liebau, Jr.
Assistant Portfolio Manager                     Assistant Portfolio Manager

November 12, 1998



INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.

REPORT FROM MARATHON ASSET MANAGEMENT LIMITED

GLOBAL EQUITY FUND

The Global Equity Fund earned essentially zero (for the record, we gained a minuscule 0.04%) during the fiscal year ended October 31, 1998. This was substantially lower than the returns of 5.3% for the average global equity fund and 12.8% for the MSCI All Country World Index. Our underperformance was due to stock selection in the United States and Europe, an increased overweighting of Asian stocks compared with the index and our peers, and our continuing underweighting of the U.S. market. While our performance relative to the index was very disappointing, we note that most of our peers also trailed that unmanaged benchmark, a sign of the difficult global investment environment during fiscal 1998.

       In the aggregate, global markets delivered healthy returns. However, the gains were far from evenly distributed. There were stellar performances from some of the continental European markets (such as gains of 58% for Finland and 48% for Spain), and the U.S. component of the MSCI index rose 23%. Asian and emerging markets were weak, and many of them simply collapsed in U.S.-dollar terms (Malaysia falling no less than 63% in dollars). Our fiscal year spanned the maturing Asian crisis and its associated contagions, which by summer had spread to Russia and Latin America and had led to the near-collapse of a leading U.S. hedge fund. Japan's bear market continued, with stocks there falling a further 14% in dollar terms.

       The Global Equity Fund was hurt by the overweight in Asia, which we chose to increase during market declines throughout the year. Even more significant than the local-market effects of the Asian crisis was the reinforcement it provided to the so-called "megacap phenomenon"--the concentration of stock market gains in a relative handful of very large companies. In virtually all markets, the gains of stock indexes during fiscal 1998 came overwhelmingly from the largest 10% of constituent companies. In the jargon of the investment management industry, all the positive returns were generated by the top decile of companies, as measured by market capitalization. One commentator has memorably labeled this "the anti-value stock market." It was a particularly challenging environment for our fund because of our broad spread of investments within individual countries.

       The underlying causes of the recent investment trend are not well understood. Perhaps this is because the background to the current down cycle (for the large majority of stocks) is very different from previous episodes. We recognize that the use of the term "down cycle" at a time when some popular market indexes are flirting with record highs will seem odd. However, it is apt: Even in the United States, some 70% of stocks had fallen roughly 30% or more from their 52-week highs as of September 30. The downturn in corporate earnings that underlies this phenomenon was not the result of a slump in overall economic activity. Rather, profits are under pressure as a result of corporate overinvestment and the resultant excess capacity. Because much of this overexpansion occurred in Asia, it has attracted relatively little attention in the United States. However, the oversupply of goods has helped to keep down both inflation and interest rates, a factor that has contributed to the bull market in bonds and the associated valuation bubble in large-cap stocks. While this "megacap" trend is much discussed in the United States, it is worth pointing out that it is a global phenomenon.

       Despite the market's bias toward big growth stocks, the Global Equity Fund retained a value bias throughout the year. While we hope that this will prove to be satisfactory protection against elevated valuations in world equity markets, we concede that our bias significantly penalized our performance during the past 12 months. It may stretch credulity that this factor could account for most of our large performance shortfall versus our index benchmark, but that indeed is the case. Consider that the S&P 500 Index return was 22.0% for the fiscal year, while the Wilshire 4500 Equity Index, which represents the entire U.S. stock market except the S&P 500, declined 3.4%--a staggering differential of 25 percentage points. The second source of our performance difficulty was the decision to add to our Asian holdings. By October 31, the fund had nearly 22% of its assets in Asia, including Japan and Australia. That does not seem like a big bet, but our benchmark MSCI index currently has only a 13% weight in Asia (including Japan!). Asia's low representation in the index is a measure of how depressed stock prices are in the region. We think this affords investors something akin to a once-in-a-lifetime opportunity to acquire businesses at bargain prices. We believe one indicator that we're on the right track in this regard is that a growing list of U.S. and European firms are now trying to buy businesses in Asia. To be sure, Asian economies are in recession and corporate profits there are depressed, but local interest rates are declining rapidly now and trade accounts have turned dramatically into surplus. These factors will aid and accelerate the turnaround of the region's stock markets, which we believe has already begun.

       The investment environment is more than usually difficult at this time. However, we believe that the fund's prospects are considerably brighter than its recent performance suggests. Recent declines in short-term interest rates suggest that central banks are becoming more concerned about economic activity than about inflation; this could lead to a healthier overall stock market environment in the coming year. Stock prices in many of the world's markets are at recession-like levels, which suggests that all but the worst-case scenario for equities is discounted. In short, we expect the large-cap bias prevalent in all global markets to be succeeded eventually by a significant shift toward the mid-cap and value end of the investment spectrum. Finally, we expect Asian stock markets and economies to significantly outperform their European and American peers as they recover from deeply depressed levels. In anticipation of significantly better times ahead, the fund was 96% invested in stocks as of October 31.

Jeremy Hosking, Portfolio Manager

November 25, 1998



INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

REPORT FROM STRATEGIC INVESTMENT MANAGEMENT

GLOBAL ASSET ALLOCATION FUND

For the fiscal year ended October 31, 1998, the Global Asset Allocation Fund returned 11.6%, slightly above our long-term expectations for a normal annual return from a global balanced portfolio. Our return was 7.2 percentage points above the average return for our peers in the global flexible fund category, but
3.3 percentage points below that of the fund's index benchmark. We lagged the index because of a significant underweighting in the remarkably ebullient U.S. stock market. Nevertheless, during the year's brief but violent market corrections in mid-January and in August, the fund's defensive stance preserved shareholder wealth.

       We determine the fund's asset allocations through a disciplined investment process based on our calculation of the expected risk-adjusted compensation that one asset class offers versus others. This process caused us to make significant shifts in allocations during the volatile fourth quarter of the fiscal year as global stocks and bonds experienced significant price swings. We gradually lowered our global allocation to stocks prior to the August sell-off while raising our allocation to bonds. Then we increased our stock holdings at the end of the sell-off, meanwhile lowering our allocation to global bonds and reducing the average maturity of our bond holdings. These allocation shifts added value relative to our index benchmark, which has a static allocation of 60% stocks, 30% bonds, and 10% cash reserves.

       However, our significant underweighting through the fiscal year in U.S. stocks--at first in favor of U.S. bonds and then in favor of both short-term reserves and non-U.S. stocks--detracted from our relative performance because U.S. equity valuations (as represented by the S&P 500 Index) returned to very elevated levels after a brief, sharp downdraft in late July and August.

       Our value-based approach tends to provide strong relative returns in episodic spurts, such as August, when fundamentals shifted toward long-term norms. But our stance can provide disappointing returns when market trends extend well beyond normal equilibrium for lengthy periods. We have seen just such a trend in the continuing rise in U.S. stock prices since the mid-1990s, a rise that can be considered a mania for U.S. equities. The stock market's July-August correction, which was noteworthy both for its short duration and its severity, allowed our fund to benefit from its defensive posture during the sell-off and, subsequently, from our movement into stocks before the sharp recovery in September and October. The fund's current mix reflects a modest underweighting in global equities (though not as underweighted as before the summer sell-off), and an overweighting versus our index benchmark in bonds and cash reserves. The fund is also overweighted in non-U.S. equities, especially German and Japanese stocks, while remaining very underweighted in U.S. stocks.

       As a result of the 1990s bull market, U.S. stocks, particularly the dominant large-cap growth stocks, offer an extremely low premium for the risk that investors assume. This leaves little room for investor disappointment. Although the equity mania recently took on a speculative quality, with such "bubble economy" characteristics as a frenzy of mergers and rapid credit creation, it had also been supported since 1991 by favorable earnings and disinflation surprises. However, during the past six months we have seen a significant erosion in earnings estimates. Unless this erosion is reversed or the market is supported by further interest rate declines, weakness in earnings represents the most likely source of a move toward more normal valuations in the U.S. market. Thus, we remain confident that our defensive posture toward the large-cap, high-growth U.S. equities (which dominate the S&P 500 Index) remains warranted and is likely to reward our investors. However, we are aware that unforeseen events and/or a return to speculative investor appetites could temporarily reverse any move toward lower, more normal, valuations for stocks.

Michael A. Duffy, Managing Director

November 11, 1998



INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the highest returns relative to risk. The fund may invest in stocks, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.

PERFORMANCE SUMMARY

AGGRESSIVE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1998
----------------------------------------------------------
                AGGRESSIVE GROWTH FUND           RUSSELL*
FISCAL     CAPITAL     INCOME        TOTAL        TOTAL
YEAR       RETURN      RETURN       RETURN       RETURN
----------------------------------------------------------
1995         1.7%       0.0%         1.7%         1.4%
1996        22.5        0.9         23.4         18.8
1997        34.0        1.8         35.8         28.9
1998       -11.2        0.8        -10.4         -0.1
----------------------------------------------------------

*Russell 2800 Index.

See Financial Highlights table on page 42 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1998
--------------------------------------------------------------------------------
                   Aggressive           Average             Russell
 Date             Growth Fund         Mid-Cap Fund        2800 Index
1995 14               10000              10000               10000
1995 10               10169              10245               10104
1996 01               11016              10752               10868
1996 04               11987              11935               11716
1996 07               11417              10950               10899
1996 10               12548              12117               12002
1997 01               14309              12973               13075
1997 04               13644              12066               12646
1997 07               17291              14784               15217
1997 10               17044              14880               15472
1998 01               16667              14832               15812
1998 04               18904              17168               17869
1998 07               16831              15924               16409
1998 10               15270              14450               15462

                                      AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED OCTOBER 31, 1998
                                    ---------------------------------        FINAL VALUE OF A
                                     1 YEAR           SINCE INCEPTION       $10,000 INVESTMENT
----------------------------------------------------------------------------------------------
Aggressive Growth Fund*             -10.41%                14.08%                 $15,270
Average Mid-Cap Fund                 -2.89                 12.14                   14,450
Russell 2800 Index                   -0.07                 14.52                   15,462
----------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                          INCEPTION                  -------------------------------
                                            DATE        1 YEAR       CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------
Aggressive Growth Fund**                  8/14/1995    -22.02%       10.52%        1.07%      11.59%
----------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

PERFORMANCE SUMMARY

CAPITAL OPPORTUNITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1998
----------------------------------------------------------
               CAPITAL OPPORTUNITY FUND           S&P*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1995        -3.2%       0.0%        -3.2%        -2.9%
1996        11.3        0.4         11.7         15.9
1997        -3.1        0.1         -3.0         33.2
1998         9.4        0.6         10.0          6.7
----------------------------------------------------------

*S&P MidCap 400/BARRA Growth Index.

See Financial Highlights table on page 43 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1998
--------------------------------------------------------------------------------------
                                                                           S&P MidCap
                  Capital         Average Capital     Aggressive Growth     400/BARRA
 Date         Opportunity Fund   Appreciation Fund     Fund Stock Index    Growth Idex
1995 14            10000               10000                10000             10000
1995 10             9681                9909                 9844              9711
1996 01             9371               10479                10137             10027
1996 04            10561               11396                11392             11187
1996 07             9271               10637                10196             10116
1996 10            10811               11624                11077             11253
1997 01            11929               12544                11982             12373
1997 04             9757               11737                10737             11777
1997 07            11499               14175                13793             15170
1997 10            10488               14268                13835             14993
1998 01            10205               14360                13770             15057
1998 04            11793               16212                16094             17662
1998 07            11703               15475                14731             16522
1998 10            11532               14391                13319             16003

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED OCTOBER 31, 1998
                                             ---------------------------------        FINAL VALUE OF A
                                             1 YEAR            SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Capital Opportunity Fund*                     9.95%                  4.53%                 $11,532
Average Capital Appreciation Fund             0.86                  11.99                   14,391
Aggressive Growth Fund Stock Index           -3.73                   9.33                   13,319
S&P MidCap 400/BARRA Growth Index             6.74                  15.75                   16,003
-------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                            INCEPTION                   -------------------------------
                                              DATE        1 YEAR        CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------
Capital Opportunity Fund**                  8/14/1995    -11.64%         1.07%        0.27%       1.34%
-------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

PERFORMANCE SUMMARY

GLOBAL EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1998
----------------------------------------------------------
                  GLOBAL EQUITY FUND              MSCI*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1995         0.5%       0.0%         0.5%         1.9%
1996        16.3        0.7         17.0         15.6
1997        10.9        1.3         12.2         15.7
1998        -1.8        1.8          0.0         12.8
----------------------------------------------------------

*MSCI All Country World Index.

See Financial Highlights table on page 43 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1998
---------------------------------------------------------------------
                                                          MSCI
                Global             Average             All Country
Date          Equity Fund        Global Fund           World Index
1995 14          10000              10000                 10000
1995 10          10050              10030                 10190
1996 01          10780              10727                 11027
1996 04          11603              11428                 11562
1996 07          11181              10990                 11186
1996 10          11763              11586                 11780
1997 01          12248              12451                 12427
1997 04          12310              12435                 12752
1997 07          14002              14446                 14840
1997 10          13197              13498                 13634
1998 01          13202              13874                 14320
1998 04          14914              15815                 16097
1998 07          14053              15633                 16065
1998 10          13202              14215                 15374

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED OCTOBER 31, 1998
                                                     -----------------------------------       FINAL VALUE OF A
                                                     1 YEAR              SINCE INCEPTION      $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Global Equity Fund*                                    0.04%                   9.03%                $13,202
Average Global Fund                                    5.31                   11.56                  14,215
MSCI All Country World Index                          12.76                   14.32                  15,374
----------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                       INCEPTION                   -------------------------------
                                         DATE        1 YEAR        CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------
Global Equity Fund**                    8/14/1995    -12.95%        5.13%        1.25%       6.38%
--------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

PERFORMANCE SUMMARY

GLOBAL ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1998
----------------------------------------------------------
           GLOBAL ASSET ALLOCATION FUND      GLOBAL INDEX*
FISCAL    CAPITAL     INCOME       TOTAL         TOTAL
YEAR      RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1995        2.4%        0.0%         2.4%         2.8%
1996       10.2         2.1         12.3         15.6
1997        4.1         5.6          9.7         16.9
1998        4.3         7.3         11.6         14.9
----------------------------------------------------------

*Global Balanced Index.

See Financial Highlights table on page 44 for dividend and capital gains information since the fund's inception.


CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1998
----------------------------------------------------------------
             Global Asset       Average Global      Global
 Date       Allocation Fund     Flexible Fund    Balanced Index
1995 14          10000              10000            10000
1995 10          10239              10175            10283
1996 01          10892              10788            11028
1996 04          10912              11121            11260
1996 07          10984              10927            11177
1996 10          11503              11559            11887
1997 01          11743              12200            12493
1997 04          11998              12266            12814
1997 07          12840              13740            14323
1997 10          12618              13226            13895
1998 01          13204              13477            14647
1998 04          13740              14708            15806
1998 07          13915              14561            16065
1998 10          14077              13807            15959

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED OCTOBER 31, 1998
                                                     -----------------------------------       FINAL VALUE OF A
                                                     1 YEAR              SINCE INCEPTION      $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Global Asset Allocation Fund*                         11.56%                  11.23%                $14,077
Average Global Flexible Fund                           4.39                   10.56                  13,807
Global Balanced Index                                 14.85                   15.66                  15,959
----------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-----------------------------------------------------------------------------------------------------------
                                                                                    SINCE INCEPTION
                                                INCEPTION                   -------------------------------
                                                  DATE        1 YEAR        CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------
Global Asset Allocation Fund**                   8/14/1995     5.16%         5.30%        4.74%      10.04%
-----------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE

AGGRESSIVE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                         AGGRESSIVE GROWTH         S&P 500
----------------------------------------------------------
Number of Stocks                       153             500
Median Market Cap                    $2.4B          $53.3B
Price/Earnings Ratio                 14.1x           25.0x
Price/Book Ratio                      2.6x            4.3x
Yield                                 1.2%            1.5%
Return on Equity                     15.8%           22.2%
Earnings Growth Rate                 12.4%           16.5%
Foreign Holdings                      0.0%            1.7%
Turnover Rate                          71%              --
Expense Ratio                        0.43%              --
Cash Reserves                         0.0%              --

INVESTMENT FOCUS
--------------------------
[BAR GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                         AGGRESSIVE GROWTH         S&P 500
----------------------------------------------------------
R-Squared                             0.82            1.00
Beta                                  1.11            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Cablevision Systems Corp. Class B                  2.4%
AmSouth Bancorp                                    2.2
Public Service Enterprise Group, Inc.              2.2
McKesson Corp.                                     2.0
DTE Energy Co.                                     2.0
Whirlpool Corp.                                    2.0
CommScope, Inc.                                    1.9
TJX Cos., Inc.                                     1.7
The Warnaco Group, Inc. Class A                    1.7
BEC Energy                                         1.6
-------------------------------------------------------
Top Ten                                           19.7%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------
                                                          OCTOBER 31, 1997                  OCTOBER 31, 1998
                                                         ---------------------------------------------------------
                                                             AGGRESSIVE             AGGRESSIVE
                                                               GROWTH                 GROWTH               S&P 500
                                                         ---------------------------------------------------------
Auto & Transportation                                             3.6%                   5.4%                 3.0%
Consumer Discretionary                                           19.0                   20.8                 10.7
Consumer Staples                                                  3.4                    1.2                 10.2
Financial Services                                               21.1                   20.1                 16.8
Health Care                                                       8.2                    5.7                 12.7
Integrated Oils                                                   0.0                    0.0                  6.4
Other Energy                                                      6.1                    5.8                  1.2
Materials & Processing                                           11.4                   10.8                  4.2
Producer Durables                                                 1.9                    6.9                  3.3
Technology                                                       13.0                    9.3                 14.5
Utilities                                                        11.1                   12.5                 11.4
Other                                                             1.2                    1.5                  5.6
------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned _a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ALLOCATION BY REGION. This chart shows the geographic distribution of a fund's holdings.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
CAPITAL OPPORTUNITY FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                            CAPITAL OPPORTUNITY                S&P 500
----------------------------------------------------------------------
Number of Stocks                             57                    500
Median Market Cap                         $1.1B                 $53.3B
Price/Earnings Ratio                      17.1x                  25.0x
Price/Book Ratio                           2.5x                   4.3x
Yield                                      0.3%                   1.5%
Return on Equity                          20.3%                  22.2%
Earnings Growth Rate                      16.6%                  16.5%
Foreign Holdings                           2.5%                   1.7%
Turnover Rate                              103%                     --
Expense Ratio                             0.94%                     --
Cash Reserves                             14.8%                     --

INVESTMENT FOCUS
------------------------------
[GRAPH]


VOLATILITY MEASURES
--------------------------------------------------------------
                        CAPITAL OPPORTUNITY            S&P 500
--------------------------------------------------------------
R-Squared                              0.56               1.00
Beta                                   1.13               1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------------
Delta Air Lines, Inc.                                3.9%
Adobe Systems, Inc.                                  3.7
Lattice Semiconductor Corp.                          3.5
Micron Technology, Inc.                              3.5
Harmonic Lightwaves, Inc.                            3.2
Texas Instruments, Inc.                              3.0
Tektronix, Inc.                                      3.0
Atlantic Coast Airlines Holdings                     2.8
Biogen, Inc.                                         2.5
IDEC Pharmaceuticals Corp.                           2.5
---------------------------------------------------------
Top Ten                                             31.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------
                                     OCTOBER 31, 1997        OCTOBER 31, 1998
                                     ------------------------------------------------------
                                          CAPITAL                CAPITAL
                                        OPPORTUNITY            OPPORTUNITY          S&P 500
                                     ------------------------------------------------------
Auto & Transportation                       3.6%                  14.4%               3.0%
Consumer Discretionary                     26.2                   10.5               10.7
Consumer Staples                            0.0                    0.0               10.2
Financial Services                         18.4                    4.0               16.8
Health Care                                 4.1                    8.9               12.7
Integrated Oils                             0.0                    0.0                6.4
Other Energy                               14.2                    3.5                1.2
Materials & Processing                      0.0                    4.3                4.2
Producer Durables                           2.0                   17.7                3.3
Technology                                 27.0                   36.7               14.5
Utilities                                   4.5                    0.0               11 4
Other                                       0.0                    0.0                5.6
-------------------------------------------------------------------------------------------

FUND PROFILE
GLOBAL EQUITY FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             GLOBAL EQUITY           MSCI*
----------------------------------------------------------
Number of Stocks                       266           2,455
Turnover Rate                          34%              --
Expense Ratio                        0.68%              --
Cash Reserves                         3.8%              --

*MSCI All Country World Index.

FUND ALLOCATION BY REGION
-------------------------
Europe                32%
Pacific               22%
North America         42%
Emerging Markets       4%

VOLATILITY MEASURES
------------------------------------------------
                   GLOBAL EQUITY       MSCI EAFE
------------------------------------------------
R-Squared                   0.79            1.00
Beta                        0.86            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------------
The Bank of New York Co., Inc.                       2.3%
Allegiance Corp.                                     2.1
International Business Machines Corp.                2.0
Sara Lee Corp.                                       1.4
General Motors Corp.                                 1.3
Union Pacific Corp.                                  1.2
AMR Corp.                                            1.2
Tele-Communications-TCI Group A                      1.1
Baxter International, Inc.                           1.1
United Technologies Corp.                            1.1
---------------------------------------------------------
Top Ten                                             14.8%

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------
                                          OCTOBER 31, 1997             OCTOBER 31, 1998
                                          -------------------------------------------------
                                           GLOBAL EQUITY         GLOBAL EQUITY        MSCI*
                                          -------------------------------------------------
Australia                                      2.8%                   2.4%             1.2%
Belgium                                        0.0                    0.0              0.9
Brazil                                         0.0                    0.0              0.5
Canada                                         6.6                    5.3              1.9
China                                          0.4                    0.2              0.0
Denmark                                        0.4                    0.4              0.4
Finland                                        1.7                    2.0              0.5
France                                         4.5                    3.5              4.3
Germany                                        3.0                    2.7              4.7
Hong Kong                                      1.3                    2.6              1.1
Indonesia                                      0.6                    0.2              0.1
Ireland                                        0.3                    0.5              0.2
Italy                                          2.3                    2.4              2.2
Japan                                         13.6                   15.3              9.8
Malaysia                                       0.5                    0.6              0.2
Mexico                                         1.3                    0.9              0.5
Netherlands                                    2.2                    1.8              2.5
New Zealand                                    0.1                    0.0              0.1
Norway                                         0.8                    0.7              0.2
Philippines                                    0.0                    0.3              0.1
Singapore                                      0.7                    1.1              0.3
South Africa                                   1.6                    1.5              0.5
South Korea                                    0.0                    0.0              0.3
Spain                                          2.2                    1.9              1.5
Sweden                                         2.6                    2.9              1.3
Switzerland                                    1.7                    1.5              3.8
Thailand                                       0.1                    0.6              0.1
United Kingdom                                15.1                   11.4             10.0
United States                                 33.6                   37.3             48.6
Other                                          0.0                    0.0              2.2
-------------------------------------------------------------------------------------------
Total                                        100.0%                 100.0%           100.0%
-------------------------------------------------------------------------------------------

*MSCI All Country World Index.

FUND PROFILE
GLOBAL ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 22.

PORTFOLIO CHARACTERISTICS
------------------------------------
                        GLOBAL ASSET
                          ALLOCATION
------------------------------------
Turnover Rate                   182%
Expense Ratio                  0.54%
Cash Reserves                  20.7%

FUND ASSET ALLOCATION
---------------------------------
Stocks                        52%
Bonds                         27%
Cash Reserves                 21%

VOLATILITY MEASURES
---------------------------------------------
                 GLOBAL ASSET
                   ALLOCATION       MSCI EAFE
---------------------------------------------
R-Squared                0.75            1.00
Beta                     0.33            1.00

FUND ALLOCATION BY REGION
-------------------------------
Europe                      50%
Pacific                     18%
North America               30%
Emerging Markets             2%

COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)
---------------------------------------------------------
                        STOCKS         BONDS         CASH
---------------------------------------------------------
Australia                 2.4%          0.6%         0.0%
Canada                    1.7           0.7          0.0
France                    2.8           3.2          0.0
Germany                   9.7           0.8          0.0
Hong Kong                 1.8           0.0          0.0
Japan                     9.6           0.0          0.0
Latin America             0.7           0.0          0.0
Mexico                    0.2           0.0          0.0
Spain                     1.7           0.0          0.0
Thailand                  0.2           0.0          0.0
United Kingdom           11.3          10.1          0.0
United States             9.0          12.0         20.7
Other                     0.8           0.0          0.0
---------------------------------------------------------
Totals                   51.9%         27.4%        20.7%

                                                                         [PHOTO]
FINANCIAL STATEMENTS
OCTOBER 31, 1998

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. The Global Asset Allocation Fund also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector or, for international securities, by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition _of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in _Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
AGGRESSIVE GROWTH FUND                  SHARES         (000)
------------------------------------------------------------
COMMON STOCKS (98.3%)(1)

AUTO & TRANSPORTATION (5.3%)
-  Alaska Air Group, Inc.               92,200    $    3,313
   Arvin Industries, Inc.               72,400         2,869
-  Coach USA, Inc.                      18,000           483
   Dana Corp.                           96,800         4,047
-  Hvide Marine, Inc. Class A           73,200           554
   Kansas City Southern
    Industries, Inc.                    65,000         2,511
-  Kitty Hawk, Inc.                     27,400           274
-  Navistar International Corp.        113,400         2,367
-  Offshore Logistics, Inc.             98,800         1,485
   PACCAR, Inc.                         58,400         2,548
   Tidewater Inc.                       93,000         2,633
-  UAL Corp.                            34,000         2,208
                                                  ----------
                                                      25,292
                                                  ----------
CONSUMER DISCRETIONARY (20.5%)
-  ACNielson Corp.                      99,900         2,672
-  Amerco, Inc.                         36,700           863
-  Blyth Industries, Inc.              167,450         4,626
-  Borders Group, Inc.                  75,800         1,923
-  CDW Computer Centers, Inc.           89,600         6,714
-  Carmike Cinemas, Inc. Class A        42,700           798
-  Cellstar Corp.                      250,400         1,722
-  Corrections Corp. of America         79,200         1,525
   Ethan Allen Interiors, Inc.         117,200         4,029
-  Friedman's, Inc. Class A            378,000         2,268
-  Genesco, Inc.                       214,700         1,288
   Hasbro, Inc.                         45,950         1,611
   Hertz Corp. Class A                 114,500         4,101
   Hilton Hotels Corp.                  31,800           638
-  Hollywood Entertainment Corp.       369,100         5,629
-  Jones Apparel Group, Inc.           186,600         3,219
   Estee Lauder Cos. Class A            47,700         3,127
-  LoJack Corp.                        453,900         4,993
-  Lone Star Steakhouse &
    Saloon, Inc.                        30,800           246
   Maytag Corp.                         14,200           702
-  Neiman Marcus Group Inc.             38,100           843
-  OfficeMax, Inc.                      46,800           427
   Olsten Corp.                        249,800         2,295
-  Pre-Paid Legal Services, Inc.        80,400         1,925
-  Promus Hotel Corp.                   93,700         2,987
   St. John Knits, Inc.                 38,900           785
   TJX Cos., Inc.                      430,900         8,160
   The Times Mirror Co. Class A         76,000         4,213
   VF Corp.                              3,200           134
-  Valassis Communications, Inc.        56,500         2,253
-  Venator Group, Inc.                 426,900         3,602
   The Warnaco Group, Inc. Class A     315,900         8,075
   Whirlpool Corp.                     185,000         9,481
                                                  ----------
                                                      97,874
                                                  ----------
CONSUMER STAPLES (1.2%)
   Brown-Forman Corp. Class B           13,500           917
   Michael Foods Group, Inc.           146,200         3,509
   Universal Corp.                      34,500         1,281
                                                  ----------
                                                       5,707
                                                  ----------

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
AGRESSIVE GROWTH FUND                   SHARES         (000)
------------------------------------------------------------
ENERGY (5.7%)
-  AES Corp.                            81,800    $    3,349
-  Calpine Corp.                        41,200           917
   Columbia Energy Group                 4,050           234
   Diamond Offshore Drilling, Inc.      31,000           951
   ENSCO International, Inc.            24,900           335
   El Paso Energy Corp.                150,700         5,340
-  Global Marine, Inc.                 186,500         2,308
-  Input/Output, Inc.                  440,000         3,905
-  Rowan Cos., Inc.                    332,400         4,841
   Tosco Corp.                         184,900         5,189
                                                  ----------
                                                      27,369
                                                  ----------
FINANCIAL SERVICES (19.8%)
   Allmerica Financial Corp.           102,800         5,140
   AmSouth Bancorp                     265,850        10,651
   Bear Stearns Co., Inc.              211,920         7,563
   Capital One Financial Corp.          16,200         1,648
   Community First Bankshares            3,000            60
   Conseco Inc.                        102,900         3,569
-  Credit Acceptance Corp.             189,500         1,066
   CRIIMI MAE, Inc. REIT               152,300           209
   Golden West Financial Corp.          42,400         3,845
   Green Point Financial Corp.         180,600         5,926
   Highwood Properties, Inc. REIT      251,000         7,012
   Lehman Brothers Holdings, Inc.      105,200         3,991
   MGIC Investment Corp.               193,800         7,558
   Nationwide Financial
    Services, Inc.                      60,800         2,523
   North Fork Bancorp, Inc.            166,500         3,309
   Old Republic International Corp.    196,650         3,736
   Popular, Inc.                       108,300         3,290
   Provident Financial Group, Inc.      74,000         2,851
   Providian Financial Corp.            23,000         1,826
   Reliance Group Holdings             318,500         4,439
   Summit Bancorp.                     180,300         6,840
   UnionBanCal Corp.                    43,500         4,024
   United Cos. Finance Corp.           224,700           955
   Washington Mutual, Inc.              67,872         2,541
                                                  ----------
                                                      94,572
                                                  ----------
HEALTH CARE (5.6%)
   Allegiance Corp.                     99,600         3,704
   American Medical Security
    Group, Inc.                          9,600            84
-  Biomatrix, Inc.                      30,500         1,434
-  Cooper Cos., Inc.                    62,800         1,492
-  Cor Therapeutics, Inc.               97,400         1,175
-  EntreMed, Inc.                       43,800         1,144
-  Hologic, Inc.                       160,500         2,197
-  Inhale Therapeutic Systems            7,100           186
-  K-V Pharmaceutical Co. Class B       24,000           549
-  Lincare Holdings, Inc.               94,000         3,754
   McKesson Corp.                      125,600         9,671
-  Millennium Pharmaceuticals, Inc.     67,600         1,242
                                                  ----------
                                                      26,632
                                                  ----------
MATERIALS & PROCESSING (10.6%)
   Belden, Inc.                         45,200           658
   Bowater Inc.                        151,800         6,195
-  Cytec Industries, Inc.               89,300         2,143
   Dexter Corp.                        200,400         5,862
   Engelhard Corp.                     129,000         2,709
-  Essex International, Inc.           107,700         3,123
   Ethyl Corp.                         654,000         3,597
   The B.F. Goodrich Co.                68,000         2,448
   Lone Star Industries, Inc.           78,300         5,515
   N L Industries, Inc.                 63,400           899
   Owens Corning                        56,800         2,063
-  RTI International Metals             88,500         1,316
-  Shorewood Packaging Corp.           106,050         1,697
   The Standard Register Co.            90,200         2,588
   The Timken Co.                        8,900           159
-  U.S. Can Corp.                      151,900         2,449
   USG Corp.                           100,000         4,769
   USX-U.S. Steel Group                116,500         2,709
                                                  ----------
                                                      50,899
                                                  ----------
PRODUCER DURABLES (6.8%)
   Aeroquip-Vickers Inc.               138,000         4,347
-  CommScope, Inc.                     637,300         8,882
   Cummins Engine Co., Inc.             18,200           621
-  General Semiconductor, Inc.         220,500         1,750
   HON Industries, Inc.                198,400         4,204
-  Knoll, Inc.                           1,300            35
-  Lexmark International Group, Inc.
    Class A                             77,200         5,399
-  Robotic Vision Systems, Inc.         32,200           117
   Sundstrand Corp.                     40,700         1,910
-  Terex Corp.                         241,200         5,246
                                                  ----------
                                                      32,511
                                                  ----------
TECHNOLOGY (9.1%)
-  Apple Computer, Inc.                143,600         5,331
-  Arrow Electronics, Inc.             293,700         6,406
-  Avant! Corp.                         40,900           698
-  BroadVision, Inc.                    10,900           164
-  CHS Electronics, Inc.                55,900           545
-  Citrix Systems, Inc.                 36,000         2,552
-  Complete Business Solutions, Inc.    75,700         1,798
-  Compuware Corp.                      54,700         2,964
-  Gartner Group, Inc. Class A         109,100         2,168
-  Hadco Corp.                          33,100         1,043
-  Keane, Inc.                          73,900         2,457
-  Network Associates, Inc.             45,050         1,915
-  Pegasystems Inc.                     99,000         1,046
-  Platinum Software Co.               204,200         1,914
-  SCI Systems, Inc.                   100,000         3,950
-  SMART Modular
    Technologies, Inc.                 118,300         2,484
-  Symantec Corp.                      391,000         6,256
                                                  ----------
                                                      43,691
                                                  ----------
UTILITIES (12.3%)
   BEC Energy                          198,200         7,866
   Baltimore Gas & Electric Co.        173,200         5,434
-  Cablevision Systems Corp.
    Class B                            236,300        11,401
-  Century Communications Corp.
    Class A                             26,300           582
   Cincinnati Bell, Inc.                 6,700           174
   DTE Energy Co.                      226,700         9,663
   Florida Progress Corp.               65,500         2,747
   MCN Energy Group Inc.                68,400         1,321
   Public Service Enterprise
    Group, Inc.                        273,100        10,378
   SBC Communications Inc.             169,004         7,827
-  U.S. Cellular Corp.                  42,300         1,549
                                                  ----------
                                                      58,942
                                                  ----------

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                        SHARES         (000)
------------------------------------------------------------
OTHER (1.4%)
   Carlisle Co., Inc.                   27,500      $  1,062
-  Coltec Inc.                         203,400         3,394
   Tyco International Ltd.              38,258         2,370
                                                  ----------
                                                       6,826
                                                  ----------
------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $485,286)                                   470,315
------------------------------------------------------------
                                           FACE
                                         AMOUNT

                                          (000)

------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.5%)
------------------------------------------------------------
U.S. TREASURY BILL
(2) 3.885%, 1/14/1999                  $ 1,500         1,487
REPURCHASE AGREEMENTS
   Collateralized by U.S.
   Government Obligations
   in a Pooled Cash Account
   5.41%, 11/2/1998                      6,534         6,534
   5.41%, 11/2/1998--Note F             23,369        23,369
------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $31,391)                                    31,390
------------------------------------------------------------
TOTAL INVESTMENTS (104.8%)
    (COST $516,677)                                  501,705
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.8%)
------------------------------------------------------------
Other Assets--Note C                                   1,157
Security Lending Collateral Payable
    to Brokers--Note F                               (23,369)
Other Liabilities                                       (852)
                                                  ----------
                                                     (23,064)
------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------
Applicable to 36,522,901 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                        $478,641
============================================================

NET ASSET VALUE PER SHARE                             $13.11
============================================================

 * See Note A in Notes to Financial Statements.
 - Non-Income-Producing Security.
(1)The combined market value of common stocks and index futures contracts Represents 100.0% of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

------------------------------------------------------------

                                        AMOUNT           PER
                                         (000)         SHARE
------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------
 Paid in Capital                      $493,001        $13.50
 Undistributed Net
   Investment Income                     3,639           .10
 Accumulated Net
   Realized Losses--Note D              (3,869)         (.10)
 Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities               (14,972)         (.41)
   Futures Contracts                       842           .02
------------------------------------------------------------
 NET ASSETS                           $478,641        $13.11
============================================================

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
CAPITAL OPPORTUNITY FUND                SHARES         (000)
------------------------------------------------------------
COMMON STOCKS (85.2%)
------------------------------------------------------------
AUTO & TRANSPORTATION (12.2%)
-  Atlantic Coast Airlines Holdings    180,000    $    4,320
   Comair Holdings, Inc.                60,000         1,972
   Delta Air Lines, Inc.                57,000         6,017
   Fleetwood Enterprises, Inc.          49,400         1,593
-  Strattec Security Corp.              66,000         1,691
-  UAL Corp.                            24,000         1,558
-  US Airways Group, Inc.               35,000         1,980
                                                  ----------
                                                      19,131
                                                  ----------
CONSUMER DISCRETIONARY (9.0%)
-  CNET, Inc.                           28,000         1,066
   Dillard's Inc.                        9,000           280
-  The Dress Barn, Inc.                200,000         2,825
   Harcourt General, Inc.               30,000         1,461
   Houghton Mifflin Co.                 35,000         1,365
   Manpower Inc.                        40,000           965
-  Nine West Group, Inc.               100,000         1,269
-  PETsMART, Inc.                      206,600         1,485
-  TMP Worldwide, Inc.                  50,000         1,500
-  USA Networks, Inc.                   79,000         1,778
                                                  ----------
                                                      13,994
                                                  ----------
FINANCIAL SERVICES (3.4%)
   BankAmerica Corp.                    12,447           715
   W.R. Berkley Corp.                   70,000         2,111
-  E*TRADE Group, Inc.                  68,000         1,224
   Ryder System, Inc.                   50,000         1,231
                                                  ----------
                                                       5,281
                                                  ----------
HEALTH CARE (7.6%)
-  Biogen, Inc.                         56,000         3,892
-  Digene Corp.                        320,000         1,920
-  IDEC Pharmaceuticals Corp.          130,000         3,884
   Pharmacia & Upjohn, Inc.             40,500         2,144
                                                  ----------
                                                      11,840
                                                  ----------
OTHER ENERGY (3.0%)
-  Input/Output, Inc.                  390,000         3,461
   Pogo Producing Co.                   80,000         1,200
                                                  ----------
                                                       4,661
                                                  ----------
MATERIALS & PROCESSING (3.7%)
   DEKALB Genetics Corp. Class B         5,000           458
   Engelhard Corp.                      80,000         1,680
   H.B. Fuller Co.                      12,000           493
-  Landec Corp.                        293,000         1,154
   OM Group, Inc.                       60,000         1,957
                                                  ----------
                                                       5,742
                                                  ----------
PRODUCER DURABLES (15.1%)
-  CUNO Inc.                           160,000         2,440
   Lindsay Manufacturing Co.            92,500         1,503
   Millipore Corp.                     138,000         3,398
   Molex, Inc.                          38,000         1,356
   Molex, Inc. Class A                  38,000         1,242
   Nokia Corp. A ADR                    36,000         3,350
   Northern Telecom Ltd.                81,800         3,502
   Perkin-Elmer Corp.                   20,000         1,686
-  Solectron Corp.                       6,500           372
   Tektronix, Inc.                     260,000         4,648
                                                  ----------
                                                      23,497
                                                  ----------
TECHNOLOGY (31.2%)
   COMMUNICATIONS TECHNOLOGY (10.3%)
-  ADC Telecommunications, Inc.         22,000           506
-  Advanced Fibre
    Communications, Inc.               350,000         3,391
-  Harmonic Lightwaves, Inc.           459,800         5,029
   Motorola, Inc.                       66,000         3,432
-  Ortel Corp.                         278,000         3,753

   COMPUTER SERVICES SOFTWARE &
     SYSTEM (5.3%)
   Adobe Systems, Inc.                 155,000         5,754
-  The SABRE Group Holdings, Inc.       65,000         2,450

   COMPUTER TECHNOLOGY (0.6%)
   Compaq Computer Corp.                30,000           949

ELECTRONICS--SEMICONDUCTORS/
  COMPONENTS (13.3%)
-  LSI Logic Corp.                      13,000           197
-  Lattice Semiconductor Corp.         161,000         5,474
-  Maxim Integrated Products, Inc.     100,000         3,569
-  Micron Technology, Inc.             142,500         5,415
-  Powerwave Technologies, Inc.        125,000         1,508
   Texas Instruments, Inc.              73,000         4,667

   ELECTRONICS--TECHNOLOGY (1.7%)
-  Coherent, Inc.                      230,000         2,702
                                                  ----------
                                                      48,796
                                                  ----------
------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $132,647)                                   132,942
------------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (17.5%)
------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.41%, 11/2/1998                    $23,428        23,428
   5.41%, 11/2/1998--Note F              3,899         3,899
------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $27,327)                                     27,327
------------------------------------------------------------
TOTAL INVESTMENTS (102.7%)
   (COST $159,974)                                   160,269
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
------------------------------------------------------------
Other Assets--Note C                                     712
Liabilites--Note F                                    (4,864)
                                                  ----------
                                                      (4,152)
------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------
Applicable to 13,607,310 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                        $156,117
============================================================

NET ASSET VALUE PER SHARE                             $11.47
============================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.

------------------------------------------------------------

                                        AMOUNT           PER
                                         (000)         SHARE
------------------------------------------------------------
 AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------
 Paid in Capital                      $142,734        $10.49
 Undistributed Net
   Investment Income                       117           .01
 Accumulated Net Realized Gains         12,971           .95
 Unrealized Appreciation--Note E           295           .02
------------------------------------------------------------
 NET ASSETS                           $156,117        $11.47
============================================================

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
GLOBAL EQUITY FUND                      SHARES         (000)
------------------------------------------------------------
COMMON STOCKS (96.0%)
------------------------------------------------------------
AUSTRALIA (2.3%)
   Australia & New Zealand
    Bank Group Ltd.                    177,890    $    1,013
   Broken Hill Proprietary Ltd.         18,224           154
   CSR Ltd.                             64,098           146
   Gio Australia Holdings Ltd.          65,140           206
   Pasminco Ltd.                        80,000            65
-  QNI Ltd.                             90,000            59
-  Renison Goldfields
    Consolidated Ltd.                  121,283           184
   Santos Ltd.                         222,000           649
   Woolworths Ltd.                     101,102           354
                                                  ----------
                                                       2,830
                                                  ----------
CANADA (5.1%)
   Abitibi-Consolidated Inc.            68,000           635
   Air Canada                           80,000           305
   Canadian Airlines Corp.             173,000           233
   Canadian Pacific Ltd.                43,100           965
   Hudson's Bay Co.                     43,000           548
   Imasco Ltd.                          30,000           562
   Imperial Oil Ltd.                    53,100           842
   National Bank of Canada              40,000           597
   Rogers Communications, Inc.
    Class B                            114,000           892
   San Andreas Resources Corp.          70,000             8
   Stelco, Inc. Class A                100,000           533
                                                  ----------
                                                       6,120
                                                  ----------
CHINA (0.2%)
   The Guangshen Railway
    Co., Ltd.                        1,190,500           184
                                                  ----------

DENMARK (0.4%)
   Bang & Olufsen Holding A/S
    B Shares                             5,000           303
   Coloplast A/S B Shares                1,950           194
                                                  ----------
                                                         497
                                                  ----------
FINLAND (1.9%)
   Metsa-Serla Oy B                     50,000           378
   Nokia Oy A Shares                     5,000           455
   Outokumpu Oy A Shares                26,000           235
   Sampo Insurance Co., Ltd.

    A Shares                            12,900           402
   UPM-Kymmene Oy                       20,000           478
   Valmet Oy                            31,000           332
                                                  ----------
                                                       2,280
                                                  ----------
FRANCE (3.4%)
   Banque Nationale de Paris SA          6,261           397
   Carrefour SA                            799           530
   Clarins SA                            2,248           182
   Compagnie de Saint-Gobain SA          3,000           444
   Compagnie Generale des
    Etablissements Michelin
    SCA B Shares                        10,080           415
   Pechiney SA A Shares                 16,599           570
   Scor SA                              10,000           573
   Usinor Sacilor SA                    43,500           497
   Vivendi                               2,146           490
                                                  ----------
                                                       4,098
                                                  ----------
GERMANY (2.6%)
   Adidas-Salomon AG                     3,900           457
   Bayerische Motoren Werke AG             400           282
-  Bayerische Motoren Werke AG Rfd.         80            55
   Buderus AG                              700           291
-  Fresenius Medical Care AG ADR        37,344           565
   Hoechst AG                           10,100           422
   Mannesmann AG                         5,300           522
-  Philipp Holzmann AG                   1,100           112
-  Philipp Holzmann AG Rights
    Exp.11/2/1998                        1,100             2
   Veba AG                               7,220           403
                                                  ----------
                                                       3,111
                                                  ----------
HONG KONG (2.5%)
   Cathay Pacific Airways Ltd.         229,000           244
   Hang Seng Bank Ltd.                  59,000           510
   Hong Kong Aircraft & Engineering
    Co., Ltd.                           39,000            64
   Hong Kong & China Gas Co., Ltd.     292,345           415
-  Hong Kong & China Warrants            9,424             1
   Hong Kong Electric Holdings Ltd.    148,000           543
   Hysan Development Co., Ltd.         238,000           290
   Mandarin Oriental
    International Ltd.                 327,742           202
   National Mutual Asia Ltd.           397,000           272
   Television Broadcasts Ltd.          175,000           465
                                                  ----------
                                                       3,006
                                                  ----------
INDONESIA (0.2%)
-  PT Bank Danamon (Foreign)           625,500             0
   PT Citra Marga Nusaphala
    Persada                            774,000            23
   PT Gudang Garam                      70,000            63
-  PT Hero Supermarket                  46,500             5
-  PT Lippo Bank (Foreign)             205,000            16
-  PT Matahari Putra Prima             831,000            11
   PT Pan Indonesia Bank (Foreign)     254,000             8
   PT Semen Gresik Tbk                 168,000           137
                                                  ----------
                                                         263
                                                  ----------
IRELAND (0.5%)
   Independent Newspapers PLC           88,232           350
   Waterford Wedgewood PLC             253,000           228
                                                  ----------
                                                         578
                                                  ----------
ITALY (2.3%)
   Banco Popolare Di Milano SpA         55,000           435
   Credito Italiano SpA                105,000           564
   Ente Nazionale Idrocarburi SpA       92,000           548
   Fila Holdings SpA ADR                13,000           118
   Industrie Natuzzi SpA ADR            17,000           309
   Luxottica Group SpA ADR              30,000           270
   Telecom Italia SpA Risp.            105,000           529
                                                  ----------
                                                       2,773
                                                  ----------
JAPAN (14.6%)
   Apic Yamada Corp.                     9,000            40
   Bank of Yokohama Ltd.               112,000           221
   Brother Industries Ltd.              46,000           118
   CSK Corp.                            23,000           386
   Dai-Ichi Kangyo Bank                110,000           675
   Daiichi Pharmaceutical Co., Ltd.     42,000           701
   East Japan Railway Co.                   92           546

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES         (000)
---------------------------------------------------------
   Eisai Co., Ltd.                   38,000    $      596
   Fuji Electric Co., Ltd.           36,000            63
   Fuji Oil Co.                      36,000           164
   Fujitsu Ltd.                      70,000           745
   Furukawa Electric Co.            106,000           317
-  Gakken Co.                        42,000            43
   Hitachi Ltd.                     156,000           794
   Ikegami Tsushinki Co., Ltd.       20,000            32
   Intec, Inc.                       20,000           144
   Ishikawajima-Harima Heavy
    Industries Co.                  194,000           348
   Ito-Yokado Co., Ltd.               8,000           467
   Japan Tobacco, Inc.                   94           788
   Jeol Ltd.                         30,000           121
   Kao Corp.                         26,000           527
   Kirin Beverage Corp.              15,000           288
   Kirin Brewery Co., Ltd.           34,000           371
   Nippon Oil Co., Ltd.              80,000           278
   Nippon Telegraph and
    Telephone Corp.                     114           892
   Nissho Electronics Corp.          30,000           162
   Noritake Co., Ltd.                54,000           289
   Oki Electric Industry Co. Ltd.    76,000           151
   Osaka Gas Co., Ltd.              117,000           376
   Sankyo Seiko Co.                  46,000           119
   Sanwa Bank Ltd.                   78,000           608
   Sharp Corp.                       40,000           302
   Shiseido Co., Ltd.                40,000           438
   Sony Corp.                        14,200           902
   Stanley Electric Co.              68,000           244
   Sumitomo Forestry Co.             14,000            95
   Sumitomo Realty &
    Development Co.                  44,000           132
   Sumitomo Rubber Industries Ltd.   16,000            61
   Sumitomo Trust & Banking
    Co., Ltd.                       106,000           296
   Sumitomo Warehouse Co. Ltd.       26,000           109
   Tokyo Broadcasting System, Inc.   28,000           263
   Tokyo Electric Power Co.          44,000         1,114
   Tokyo Gas Co., Ltd.              466,000         1,196
   Toppan Printing Co., Ltd.          8,000            82
   Toyo Seikan Kaisha Ltd.            8,000           144
-  Tsuzuki Denki Co., Ltd.           36,000           133
   West Japan Railway Co.               132           589
   Yamaha Motor Co., Ltd.            36,000           250
                                               ----------
                                                   17,720
                                               ----------
MALAYSIA (0.6%)
   Carlsberg Brewery Malaysia
    Bhd.                             99,500           147
   Kumpulan Guthrie Bhd.            229,000            92
   Malayan Banking Bhd.              92,537            78
   Perlis Plantations Bhd.           99,000            68
   Resorts World Bhd.               308,000           184
   Rothmans of Pall Mall
    Malaysia Bhd.                    25,000            83
   Technology Resources
    Industries Bhd.                 351,000            82
                                               ----------
                                                      734
                                               ----------
MEXICO (0.8%)
-  Grupo Financiero Banamex
    Accival SA de CV Series B       100,000           104
-  Grupo Financiero Banamex
    Accival SA de CV Series L         3,000             3
-  Grupo Televisa SA GDR              6,000           163
   Telefonos de Mexico SA
    Class L ADR                      11,000           581
   Vitro SA ADR                      40,000           180
                                               ----------
                                                    1,031
                                               ----------
NETHERLANDS (1.7%)
   Benckiser NV B Shares              9,000           510
   Koninklijke Boskalis
    Westminster NV                   13,389           181
   Nedlloyd Groep NV                 16,600           222
   Philips Electronics NV            10,800           575
   Polygram NV                       10,100           595
   Smit Internationale NV               108             2
                                               ----------
                                                    2,085
                                               ----------
NEW ZEALAND
   Wrightson Ltd.                   150,000            26
                                               ----------

NORWAY (0.6%)
   Rieber & Son ASA                  25,000           197
   Schibsted ASA                     24,000           251
   Storebrand ASA                    44,000           343
                                               ----------
                                                      791
                                               ----------
PHILIPPINES (0.3%)
   San Miguel Corp. Class B         219,000           323
                                               ----------


SINGAPORE (1.1%)
   Jardine Strategic Holdings Ltd.  280,000           448
   Jurong Shipyard Ltd.              58,000           249
   Overseas Union Enterprise Ltd.   110,000           176
   Singapore Press Holdings Ltd.     35,100           302
   TIBS Holdings Ltd.               157,000           102
                                               ----------
                                                    1,277
                                               ----------
SOUTH AFRICA (1.4%)
   Anglogold Ltd. ADR                15,530           388
   De Beers Centenary AG             20,000           279
   Gencor Ltd.                      155,000           270
   Kersaf Investment Ltd.             4,833            15
   Safmarine & Rennies
    Holdings Ltd.                    45,000            35
-  Sappi Ltd.                        22,000           110
   South African Breweries Ltd.      19,821           385
   South African Iron & Steel
    Industrial Corp., Ltd.          880,621           223
                                               ----------
                                                    1,705
                                               ----------
SOUTH KOREA
   Daehan Korean Trust  IDR          12,000            29
                                               ----------

SPAIN (1.8%)
   Acciona SA                         1,900           490
   Acerinox SA                       13,500           304
   Banco Popular Espanol SA           6,000           370
   Centros Comerciales Pryca SA      23,400           518

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
GLOBAL EQUITY FUND                   SHARES         (000)
---------------------------------------------------------
-  Corp. Financiera Reunida SA       19,000    $      228
   Viscofan Industria Navarra de
    Envolturas Celulosic SA           8,000           245
                                               ----------
                                                    2,155
                                               ----------
SWEDEN (2.8%)
   ABB AB B Shares                   30,000           317
-  Asticus AB                         5,000            43
   Avesta Sheffield AB               22,500            63
   BT Industries AB                  12,000           190
   Diligentia AB                      7,000            51
   Electrolux AB Series B            40,000           601
   Hoganas AB B Shares               12,750           228
   LM Ericsson Telephone AB
    B Shares                         15,700           354
   OM Gruppen AB                     22,200           338
   Stora Kopparbergs Berglags AB
    A Shares                         35,000           385
   Svenska Handelsbanken AB
    A Shares                         10,000           420
   Volvo AB B Shares                 19,000           410
                                               ----------
                                                    3,400
                                               ----------
SWITZERLAND (1.5%)
   Novartis AG (Registered)             266           479
   Phoenix Mecano AG                    200           108
   SGS Societe Generale de
    Surveillance Holding SA
      (Bearer)                          350           247
   SMH AG (Registered)                5,800           794
   Sarna Kunststoff Holding AG
    (Registered)                        100           140
                                               ----------
                                                    1,768
                                               ----------
THAILAND (0.6%)
   Advanced Information Services
    (Foreign)                        39,000           287
   MBK Properties & Development
     Co.
    (Foreign)                        59,000            41
   Matichon PLC (Foreign)            25,000            29
-  National Finance & Securities

    PLC (Foreign)                   264,000            71
-  Post Publishing PLC (Foreign)    130,000           140
-  Thai Farmers Bank PLC (Foreign)  148,000           187
                                               ----------
                                                      755
                                               ----------
UNITED KINGDOM (11.0%)
   Airtours PLC                      56,000           314
   Arriva PLC                        93,333           577
   Associated British Ports
    Holdings PLC                     20,900            97
   BTR PLC                          195,000           341
   Barclays PLC                      18,900           407
   Berisford PLC                    100,000           256
   British Aerospace PLC             80,000           596
   British Petroleum Co., PLC        35,000           514
   Devro PLC                         88,000           416
   Diageo PLC                        46,128           498
   E D & F Man Group PLC             45,000           248
-  EMI Group PLC                     54,000           320
   First Leisure Corp. PLC           91,000           285
-  Flextech PLC                      42,000           394
   Granada Group PLC                 34,000           513
   Hanson PLC                        74,750           526
   Hyder PLC                         40,000           549
   Imperial Chemical
    Industries PLC                   33,000           297
   Ladbroke Group PLC               100,000           366
   London Clubs International PLC    50,000           113
   LucasVarity PLC                  138,000           471
   PIC International Group PLC      160,000           214
   Provident Financial PLC           42,456           638
   Racal Electronics PLC            125,000           567
   Railtrack Group PLC               37,000           995
   Rio Tinto PLC                     35,000           425
-  Stagecoach Holdings PLC          212,740           827
   Taylor Woodrow PLC               125,400           357
   Vodafone Group PLC                40,000           536
   WPP Group PLC                    120,000           597
                                               ----------
                                                   13,254
                                               ----------
UNITED STATES (35.8%)
   AUTO & TRANSPORTATION (5.5%)
-  AMR Corp.                         22,000         1,474
   Burlington Northern Santa Fe
     Corp.                           33,000         1,019
   General Motors Corp.              25,500         1,608
   TRW, Inc.                         18,000         1,025
   Union Pacific Corp.               31,000         1,476

   CONSUMER DISCRETIONARY (4.7%)
-  Abercrombie & Fitch Co.              612            24
   Browning-Ferris Industries,
     Inc.                            30,000         1,063
   Eastman Kodak Co.                 13,000         1,008
   Harcourt General, Inc.            22,500         1,095
   The Limited, Inc.                 44,778         1,147
-  Metro-Goldwyn-Mayer Inc.          47,000           455
-  Metro-Goldwyn-Mayer
    Rights Exp. 11/13/1998           60,583            76
   Reader's Digest Assn., Inc.
    Class A                          39,000           848

   CONSUMER STAPLES (3.2%)
   McCormick & Co., Inc.             30,000           932
   Philip Morris Cos., Inc.          26,000         1,329
   Sara Lee Corp.                    28,000         1,671

   ENERGY (1.1%)
   Halliburton Co.                   36,000         1,294
   Union Pacific Resources
    Group, Inc.                       6,775            88

   FINANCIAL SERVICES (6.1%)
   American Capital Strategies,
     Ltd.                            20,000           265
   The Bank of New York Co., Inc.    88,800         2,803
   Chastain Capital Corp. REIT       15,000            52
   The Chubb Corp.                   13,500           830
   Fleet Financial Group, Inc.       29,000         1,158
   Transamerica Corp.                10,000         1,040
   Unitrin, Inc.                     17,300         1,230

   HEALTH CARE (4.4%)
   Allegiance Corp.                  66,800         2,484
   Baxter International, Inc.        22,500         1,349
   Columbia/HCA Healthcare Corp.     17,000           357
   Johnson & Johnson                 14,000         1,141

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES         (000)
---------------------------------------------------------
   MATERIALS & PROCESSING (5.8%)
   Champion International Corp.      18,000    $      575
-  Freeport-McMoRan Sulphur, Inc.     6,240            60
   Geon Co.                          39,000           846
   Georgia Pacific Group             11,400           590
   The Timber Co.                    19,000           422
   IMC Global Inc.                   26,579           691
-  IMC Global Warrants
    Exp. 12/22/2000                   9,844            12
   LTV Corp.                        156,000           956
   Millennium Chemicals, Inc.        32,000           780
   PPG Industries, Inc.              16,500           944
   Primex Technologies, Inc.          1,440            53
   Solutia, Inc.                     48,200         1,057

   PRODUCER DURABLES (1.1%)
   United Technologies Corp.         14,000         1,334

   TECHNOLOGY (2.2%)
   International Business
    Machines Corp.                   16,500         2,449
-  UNOVA, Inc.                       11,900           172

   UTILITIES (1.1%)
-  Tele-Communications-TCI
    Group A                          32,415         1,366

   OTHER (0.6%)
-  FMC Corp.                         12,400           633
   Raytheon Co. Class A               1,626            91
                                               ----------
                                                   43,372
                                               ----------
---------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $114,420)                               116,165
---------------------------------------------------------

                                       FACE
                                     AMOUNT
                                      (000)
---------------------------------------------------------
CONVERTIBLE BOND (0.2%)
---------------------------------------------------------
JAPAN
Sumitomo Wiring Systems Cvt.
   0.90%, 9/30/2008
   (COST $247)                   JPY 28,000           191
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS
   (9.6%)
---------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S.
   Government
   Obligations in a Pooled
   Cash Account
   5.41%, 11/2/1998                  $4,962         4,962
   5.41%, 11/2/1998--Note F           6,660         6,660
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $11,622)                                  11,622
---------------------------------------------------------
TOTAL INVESTMENTS (105.8%)
   (COST $126,289)                                127,978
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES
   (-5.8%)
---------------------------------------------------------
Other Assets--Note C                                  752
Security Lending Collateral Payable
   to Brokers--Note F                              (6,660)
Other Liabilities                                  (1,135)
                                               ----------
                                                   (7,043)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 9,986,379 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                     $120,935
=========================================================

NET ASSET VALUE PER SHARE                          $12.11
=========================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.
IDR--International Depositary Receipt.
JPY--Japanese yen.
REIT--Real Estate Investment Trust.

---------------------------------------------------------
 AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                     AMOUNT           PER
                                      (000)         SHARE
---------------------------------------------------------
 Paid in Capital                   $110,258        $11.04
 Undistributed Net
   Investment Income--Note D          1,528           .15
 Accumulated Net Realized
   Gains--Note D                      7,694           .77
 Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities              1,689           .17
   Foreign Currencies and Forward
     Currency Contracts                (234)         (.02)
---------------------------------------------------------
 NET ASSETS                        $120,935        $12.11
=========================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                        MATURITY                AMOUNT         VALUE*
GLOBAL ASSET ALLOCATION FUND                            COUPON              DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
BONDS (27.4%)
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA (0.6%)
Queensland Treasury Global Note                          8.00%         8/14/2001             AUD   800     $     541
                                                                                                           ----------

CANADA (0.7%)
Canada Government Bond                                   7.00%         12/1/2006             CAD   800            582
                                                                                                           ----------

FRANCE (3.2%)
France O.A.T.                                            5.50%         4/25/2004             FRF 7,490          1,462
France O.A.T.                                            5.50%         4/25/2029             FRF 5,000            934
France O.A.T.                                            8.50%        10/25/2019             FRF 1,500            392
                                                                                                           ----------
                                                                                                                2,788
                                                                                                           ----------

GERMANY (0.8%)
Deutschland Rep. Bond                                   5.625%          1/4/2028             DEM 1,000            640
                                                                                                           ----------

UNITED KINGDOM (10.1%)
U.K. Treasury                                            6.00%         12/7/2028             GBP   500            993
U.K. Treasury                                            8.00%         12/7/2000             GBP 3,500          6,165
U.K. Treasury                                            8.00%         9/27/2013             GBP   700          1,526
                                                                                                           ----------
                                                                                                                8,684
                                                                                                           ----------

UNITED STATES (12.0%)
Federal National Mortgage Association Global Bond       6.875%          6/7/2002                $1,000          1,741
U.S. Treasury Bond                                      7.125%         2/15/2023                 2,000          2,466
U.S. Treasury Note                                      5.375%         7/31/2000 (3)             1,000          1,018
U.S. Treasury Note                                      5.875%        11/15/1999 (3)             3,000          3,043
U.S. Treasury Note                                      5.875%         2/15/2000                 2,000          2,037
                                                                                                           ----------
                                                                                                               10,305
                                                                                                           ----------

---------------------------------------------------------------------------------------------------------------------
TOTAL BONDS
   (COST $22,632)                                                                                              23,540
---------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES
---------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (7.2%)(1)
---------------------------------------------------------------------------------------------------------------------
GERMANY (1.4%)
   New Germany Fund                                                                             72,628          1,185
                                                                                                           ----------

JAPAN (0.7%)
   Nikkei 300 Investment Trust Units                                                           324,000            581
                                                                                                           ----------

LATIN AMERICA (0.7%)
-  Templeton Latin America Investment Trust PLC                                                725,000            619
                                                                                                           ----------

MEXICO (0.2%)
   The Mexico Fund                                                                              17,015            191
                                                                                                           ----------

THAILAND (0.2%)
-  Thai Prime Fund Ltd.                                                                         47,000            173
                                                                                                           ----------

UNITED STATES (3.2%)
   Standard & Poor's Depositary Receipts                                                        25,000          2,752
                                                                                                           ----------

MISCELLANEOUS (0.8%)                                                                                              643
                                                                                                           ----------
---------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
   (COST $6,765)                                                                                                6,144
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                        MATURITY                AMOUNT         VALUE*
                                                       YEILD**              DATE                 (000)          (000)
---------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (62.9%)(2)
---------------------------------------------------------------------------------------------------------------------
BANK NOTE (15.2%)
Morgan Stanley Floating Bond                            5.507%        12/28/1998 (5)         $   3,000       $  3,000
SMM Trust Notes 1997-A                                   5.50%        12/16/1998 (4)(5)         10,000         10,000
                                                                                                           ----------
                                                                                                               13,000
                                                                                                           ----------

COMMERCIAL PAPER (2.9%)
Delaware Funding                                        5.578%        11/20/1998                 2,512          2,505
                                                                                                           ----------

EURODOLLAR CERTIFICATES OF DEPOSIT (11.7%)
Abbey National Euro                                      5.57%        11/24/1998                 2,000          2,000
Bank of Scotland Euro                                    5.59%         11/9/1998                 2,000          2,000
Royal Bank of Canada Euro                                5.53%          2/4/1999                 3,000          3,002
Societe Generale Euro                                    5.56%         1/19/1999                 3,000          3,001
                                                                                                           ----------
                                                                                                               10,003
                                                                                                           ----------

REPURCHASE AGREEMENT (23.9%)
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                              5.41%         11/2/1998                20,517         20,517
                                                                                                           ----------

U.S. GOVERNMENT OBLIGATION (5.7%)
U.S. Treasury Bill                                       4.00%         4/22/1999                 5,000          4,900
                                                                                                           ----------

YANKEE CERTIFICATE OF DEPOSIT (3.5%)
Barclays Bank PLC                                        5.24%         12/2/1998                 3,000          2,998
                                                                                                           ----------
---------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $53,927)                                                                                              53,923
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (97.5%)
   (COST $83,324)                                                                                              83,607
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.5%)(2)
---------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                            2,663
Liabilities                                                                                                      (482
                                                                                                           ----------

                                                                                                                2,181
---------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------
Applicable to 7,596,551 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                  $85,788
=====================================================================================================================

NET ASSET VALUE PER SHARE                                                                                      $11.29

=====================================================================================================================

OPEN FUTURES CONTRACTS AT OCTOBER 31, 1998:
---------------------------------------------------------------------------------------------------------------------
                                                                                           MARKET          UNREALIZED
                                                                                            VALUE        APPRECIATION
                                                                       CONTRACTS             LONG      (DEPRECIATION)
                                                                            LONG            (000)               (000)
---------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA
   All Ordinary Index (exp.12 /1998)                                          48         $  2,013            $     45
                                                                                                           ----------

CANADA
   TSE 35 (exp. 12/1998)                                                      13            1,445                  82
                                                                                                           ----------

FRANCE
   CAC 40 (exp. 11/1998-12/1998)                                              76            2,416                  81
                                                                                                           ----------

GERMANY
   DAX 30 (exp.12 /1998)                                                      25            7,117                (385)
                                                                                                           ----------

HONG KONG
   Hang Seng (exp.12 /1998)                                                   24            1,583                  79
                                                                                                           ----------

---------------------------------------------------------------------------------------------------------------------
                                                                                           MARKET          UNREALIZED
                                                                                            VALUE        APPRECIATION
                                                                       CONTRACTS             LONG      (DEPRECIATION)
GLOBAL ASSET ALLOCATION FUND                                                LONG            (000)               (000)
---------------------------------------------------------------------------------------------------------------------
JAPAN
   Nikkei 300 (exp.12/1998)                                                  436        $   7,681               $(476)
                                                                                                           ----------

SPAIN
   IBEX 35 (exp. 12/1998)                                                     23            1,437                  96
                                                                                                           ----------

UNITED KINGDOM
   FTSE 100 (exp. 12/1998)                                                   106            9,719                 447
                                                                                                           ----------

UNITED STATES
   Russell 2000 (exp. 12/1998)                                                13            2,476                 124
   S&P 500 (exp. 12/1998)                                                      9            2,487                 274
                                                                                                           ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                                      $38,374              $  367
-----------------------------------------------------------------------------------------------------------------------

  *See Note A in Notes to Financial Statements.
 **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
  -Non-Income-Producing Security.

(1)The combined market value of equity securities and equity index futures contracts represents 51.9% of net assets, distributed by country as follows:
   Australia           2.4%
   Canada              1.7
   France              2.8
   Germany             9.7
   Hong Kong           1.8
   Japan               9.6
   Latin America       0.7
   Mexico              0.2
   Spain               1.7
   Thailand            0.2
   United Kingdom     11.3
   United States       9.0
   Other               0.8
(2)The effective cash position represents 20.7% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.
(3)Securities with an aggregate value of $4,061,000 have been segregated as initial margin for open futures contracts.
(4)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(5)Adjustable Rate Security.
AUD--Australian dollar.
CAD--Canadian dollar.
DEM--German deutsche mark.
FRF--French franc.
GBP--British pound sterling.

---------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT            PER
                                                                                                 (000)          SHARE
---------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                               $77,969         $10.26
 Undistributed Net Investment Income--Note D                                                     3,808            .50
 Accumulated Net Realized Gains--Note D                                                          3,002            .39
 Unrealized Appreciation--Note E
   Investment Securities                                                                           283            .04
   Futures Contracts                                                                               367            .05
   Foreign Currencies and Forward Currency Contracts                                               359            .05
---------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                    $85,788         $11.29
=====================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a fund invested in futures contracts during the period, the results of these investments are also shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                      AGGRESSIVE            CAPITAL                         GLOBAL ASSET
                                                          GROWTH        OPPORTUNITY      GLOBAL EQUITY        ALLOCATION
                                                            FUND               FUND               FUND              FUND
                                                      -------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31, 1998
                                                      -------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                         $   5,923            $   366          $   2,396            $   78
    Interest                                                 461                673               297              4,660
    Security Lending                                         534                 58                 89                18
                                                      -------------------------------------------------------------------
        Total Income                                       6,918              1,097              2,782             4,756
                                                      -------------------------------------------------------------------
EXPENSES

    Investment Advisory Fees--Note B
        Basic Fee                                            287                463                569               336
        Performance Adjustment                                --                (58)              (229)             (220)
    The Vanguard Group--Note C
        Management and Administrative                      1,657                454                389               276
        Marketing and Distribution                           132                 22                 36                19
    Taxes (other than income taxes)                           27                  4                  7                 4
    Custodian Fees                                            34                 13                 86                24
    Auditing Fees                                             10                  9                 10                 9
    Shareholders' Reports                                     44                  9                 10                 6
    Annual Meeting and Proxy Costs                            13                  3                  3                 2
    Trustees' Fees and Expenses                                1                 --                 --                --
                                                       ------------------------------------------------------------------
        Total Expenses                                     2,205                919                881               456
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      4,713                178              1,901             4,300
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                            (5,809)            13,767              7,859             3,365
    Futures Contracts                                      2,083                 --                 --               372
    Foreign Currencies and Forward Currency Contracts         --                 --                222              (505)
    Securities Sold Short                                     --               (127)                --                --
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  (3,726)            13,640              8,081             3,232
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                (63,353)            (7,135)           (10,204)             (763)
    Futures Contracts                                        831                 --                 --             1,509
    Foreign Currencies and Forward Currency Contracts         --                 --               (207)              752
    Securities Sold Short                                     --                 --                 --                --
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                       (62,522)            (7,135)           (10,411)            1,498
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $(61,535)            $6,683          $    (429)           $9,030
=========================================================================================================================

* Dividends for the Global Equity and Global Asset Allocation Funds are net of foreign withholding taxes of $240,000 and $8,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                         AGGRESSIVE GROWTH FUND                CAPITAL OPPORTUNITY FUND
                                                       ----------------------------          ---------------------------
                                                                            YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                            1998               1997               1998              1997
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $   4,713           $  3,613           $    178         $     259
    Realized Net Gain (Loss)                              (3,726)            32,157             13,640            15,324
    Change in Unrealized Appreciation (Depreciation)     (62,522)            38,724             (7,135)          (17,090)
                                                       -----------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                    (61,535)            74,494              6,683            (1,507)
                                                       -----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (4,172)            (2,007)              (279)              (75)
    Realized Capital Gain                                (32,183)            (7,917)                --                --
                                                       -----------------------------------------------------------------
        Total Distributions                              (36,355)            (9,924)              (279)              (75)
                                                       -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               233,164            292,681            111,457            23,702
    Issued in Lieu of Cash Distributions                  34,716              9,593                264                70
    Redeemed                                            (134,896)           (56,717)           (31,142)          (67,853)
                                                       -----------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                           132,984            245,557             80,579           (44,081)
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             35,094            310,127             86,983           (45,663)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    443,547            133,420             69,134           114,797
                                                       -----------------------------------------------------------------
    End of Year                                        $ 478,641           $443,547           $156,117         $  69,134
========================================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                              15,845             20,278              9,941             2,151
      Issued in Lieu of Cash Distributions                 2,443                766                 27                 6
      Redeemed                                            (9,674)            (3,779)            (2,959)           (6,176)
                                                       -----------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                             8,614             17,265              7,009            (4,019)
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                        GLOBAL EQUITY FUND                  GLOBAL ASSET ALLOCATION FUND
                                                     ------------------------------         ----------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------
                                                            1998               1997               1998              1997
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $   1,901          $   1,971            $ 4,300           $ 4,374
    Realized Net Gain (Loss)                               8,081              4,438              3,232             5,323
    Change in Unrealized Appreciation (Depreciation)     (10,411)             6,398              1,498            (2,366)
                                                     -------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                       (429)            12,807              9,030             7,331
                                                     -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (2,315)            (1,224)            (5,283)           (3,931)
    Realized Capital Gain                                 (4,429)            (1,661)            (3,803)           (2,305)
                                                     -------------------------------------------------------------------
        Total Distributions                               (6,744)            (2,885)            (9,086)           (6,236)
                                                     -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                14,446             28,525             13,130             2,749
    Issued in Lieu of Cash Distributions                   5,816              2,404              7,638             5,064
    Redeemed                                             (20,594)           (11,834)           (16,008)          (13,477)
                                                     -------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                              (332)            19,095              4,760             4,336
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             (7,505)            29,017              4,704             5,431
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    128,440             99,423             81,084            75,653
                                                     -------------------------------------------------------------------
    End of Year                                         $120,935           $128,440            $85,788           $81,084
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 1,137              2,295              1,206             1,158
    Issued in Lieu of Cash Distributions                     491                204                743               480
    Redeemed                                              (1,681)              (944)            (1,470)           (1,222)
                                                     -------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                               (53)             1,555                479               416
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------------
                                                                                      AGGRESSIVE GROWTH FUND
                                                                           --------------------------------
                                                                                YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------     JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1998         1997         1996   OCT. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $15.89       $12.53       $10.23          $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                     .13          .15          .18             .04
    Net Realized and Unrealized Gain (Loss) on Investments                  (1.69)        4.10         2.20             .19
                                                                           ------------------------------------------------
        Total from Investment Operations                                    (1.56)        4.25         2.38             .23
                                                                           ------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                     (.14)        (.18)        (.08)             --
    Distributions from Realized Capital Gains                               (1.08)        (.71)          --              --
---------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                 (1.22)        (.89)        (.08)             --
===========================================================================================================================
NET ASSET VALUE, END OF PERIOD                                             $13.11       $15.89       $12.53          $10.23
===========================================================================================================================

TOTAL RETURN**                                                            -10.41%       35.83%       23.40%           1.69%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                    $479          $444         $133             $62
    Ratio of Total Expenses to Average Net Assets                          0.43%         0.40%        0.38%          0.06%+
    Ratio of Net Investment Income to Average Net Assets                   0.93%         1.28%        1.78%          2.22%+
    Portfolio Turnover Rate                                                  71%           85%         106%              0%
==========================================================================================================================

* Subscription period for each fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

 +Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                    CAPITAL OPPORTUNITY FUND
                                                                                YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------     JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1998         1997         1996   OCT. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.48       $10.81       $ 9.71          $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                    .021         .037          .01             .02
    Net Realized and Unrealized Gain (Loss) on Investments                  1.014        (.360)        1.12            (.31)
                                                                           ------------------------------------------------
        Total from Investment Operations                                    1.035        (.323)        1.13            (.29)
                                                                           ------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                    (.045)       (.007)        (.03)             --
    Distributions from Realized Capital Gains                                  --           --          --               --
---------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                 (.045)       (.007)        (.03)             --
===========================================================================================================================
NET ASSET VALUE, END OF PERIOD                                             $11.47       $10.48       $10.81          $ 9.71
===========================================================================================================================

TOTAL RETURN**                                                              9.95%       -2.99%       11.67%          -3.19%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                     $156          $69         $115             $72
    Ratio of Total Expenses to Average Net Assets                           0.94%        0.49%        0.50%          0.47%+
    Ratio of Net Investment Income to Average Net Assets                    0.18%        0.27%        0.11%          1.29%+
    Portfolio Turnover Rate                                                  103%         195%         128%             30%
===========================================================================================================================

* Subscription period for each fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

 + Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                             GLOBAL EQUITY FUND
                                                                                YEAR ENDED OCTOBER 31,
                                                                           --------------------------------     JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1998         1997         1996   OCT. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $12.79       $11.72       $10.08          $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                     .19          .19          .13             .04
    Net Realized and Unrealized Gain (Loss) on Investments                   (.20)        1.21         1.58             .04
                                                                           ------------------------------------------------
        Total from Investment Operations                                     (.01)        1.40         1.71             .08
                                                                           ------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                     (.23)        (.14)        (.07)             --
    Distributions from Realized Capital Gains                                (.44)        (.19)          --              --
                                                                           ------------------------------------------------
        Total Distributions                                                  (.67)        (.33)        (.07)             --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $12.11       $12.79       $11.72          $10.08
===========================================================================================================================

TOTAL RETURN**                                                              0.04%       12.19%       17.05%           0.50%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                     $121         $128          $99             $36
    Ratio of Total Expenses to Average Net Assets                           0.68%        0.71%        0.85%          0.57%+
    Ratio of Net Investment Income to Average Net Assets                    1.47%        1.67%        1.53%          2.04%+
    Portfolio Turnover Rate                                                   34%          24%          29%              2%
===========================================================================================================================

* Subscription period for each fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

 +Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GLOBAL ASSET ALLOCATION FUND
                                                                                YEAR ENDED OCTOBER 31,
                                                                           --------------------------------     JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1998         1997         1996   OCT. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $11.39       $11.29       $10.27          $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                     .58          .62          .50             .11
    Net Realized and Unrealized Gain (Loss) on Investments                    .61          .40          .75             .16
                                                                           ------------------------------------------------
        Total from Investment Operations                                     1.19         1.02         1.25             .27
                                                                           ------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income                                     (.75)        (.58)        (.20)             --
    Distributions from Realized Capital Gains                                (.54)        (.34)        (.03)             --
                                                                           ------------------------------------------------
        Total Distributions                                                 (1.29)        (.92)        (.23)             --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $11.29       $11.39       $11.29          $10.27
===========================================================================================================================

TOTAL RETURN**                                                             11.56%        9.69%       12.34%           2.39%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Period (Millions)                                      $86          $81          $76             $45
    Ratio of Total Expenses to Average Net Assets                           0.54%        0.54%        0.79%          0.52%+
    Ratio of Net Investment Income to Average Net Assets                    5.12%        5.46%        5.18%          5.42%+
    Portfolio Turnover Rate                                                  182%         162%         191%             17%
===========================================================================================================================

* Subscription period for each fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Horizon Funds comprises the Aggressive Growth, Capital Opportunity, Global Equity, and Global Asset Allocation Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Global Equity and Global Asset Allocation Funds invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. The Global Asset Allocation Fund also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

       Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

       3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Aggressive Growth Fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The Global Asset Allocation Fund may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The fund may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

       The Global Equity and Global Asset Allocation Funds enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The funds' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

       Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

       4. SHORT SALES: The Capital Opportunity Fund engages in short sales to a limited extent. In a short sale, the fund borrows from a broker and sells shares of a security it does not own, with the expectation that the security's price will fall. While the short position is open, the broker holds the proceeds as collateral, and securities are segregated to cover additional margin requirements. The fund records the value of shares sold short as a liability that is marked to market daily, and bears the risk of any increase in their value. Fluctuations in the value of shares sold short are recorded as unrealized appreciation (depreciation) until the fund purchases securities to close the short position, when the difference between the short sale proceeds and the purchase cost is recorded as a realized gain (loss). No short sales were open at October 31, 1998.

       5. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       6. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       7. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       8. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Aggressive Growth Fund on an at-cost basis.

       Effective February 1, 1998, PRIMECAP Management Company provides investment advisory services to the Capital Opportunity Fund for a fee calculated at an annual percentage rate of average net assets. Prior to February 1, 1998, Husic Capital Management provided advisory services to the fund for a fee calculated at an annual percentage rate of average net assets, which was subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest aggressive-growth stock mutual funds. For the year ended October 31, 1998, the investment advisory fee represented an effective annual basic rate of 0.47% of the fund's average net assets before a decrease of $58,000 (0.06%) based on performance.

       Marathon Asset Management Ltd. provides investment advisory services to the Global Equity Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International (MSCI) All Country World Index. For the year ended October 31, 1998, the investment advisory fee represented an effective annual basic rate of 0.44% of the fund's average net assets before a decrease of $229,000 (0.18%) based on performance.

       Strategic Investment Management provides investment advisory services to the Global Asset Allocation Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined theoretical index composed of global stock market indexes, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the year ended October 31, 1998, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $220,000 (0.26%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

    -----------------------------------------------------------------------------------------------
                                      CAPITAL CONTRIBUTED        PERCENTAGE            PERCENTAGE
                                          TO VANGUARD              OF FUND            OF VANGUARD'S
    FUND                                     (000)               NET ASSETS          CAPITALIZATION
    -----------------------------------------------------------------------------------------------
    Aggressive Growth                         $91                   0.02%                  0.13%
    Capital Opportunity                        28                   0.02                   0.04
    Global Equity                              21                   0.02                   0.03
    Global Asset Allocation                    14                   0.02                   0.02
    -----------------------------------------------------------------------------------------------

D. During the year ended October 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

   --------------------------------------------------------------------------------------------------
                                      U.S. GOVERNMENT SECURITIES          OTHER INVESTMENT SECURITIES
                                                 (000)                               (000)
                                      --------------------------          ---------------------------
   FUND                                PURCHASES          SALES           PURCHASES           SALES
   --------------------------------------------------------------------------------------------------
   Aggressive Growth                         --              --            $465,477          $357,135
   Capital Opportunity                       --              --             150,254            88,077
   Global Equity                             --              --              41,784            43,119
   Global Asset Allocation              $41,361         $65,033              43,827            51,529
   --------------------------------------------------------------------------------------------------

       At October 31, 1998, the Aggressive Growth Fund had available a capital loss carryforward of $2,948,000 to offset future net capital gains through October 31, 2006.

       The Capital Opportunity Fund used a capital loss carryforward of $579,000 to offset taxable capital gains realized during the year ended October 31, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

       During the year ended October 31, 1998, the Global Equity and Global Asset Allocation Funds realized net foreign currency losses of $6,000 and $27,000, respectively, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The Global Asset Allocation Fund also reclassified, in the same way, $514,000 of realized gains on the sale of foreign bonds that are treated as foreign currency gains for tax purposes.

       Certain of the funds' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The Global Equity and Global Asset Allocation Funds' distributions to shareholders from passive foreign investment company income during the year ended October 31, 1998, were $552,000 and $68,000, respectively; the cumulative totals of distributions related to passive foreign investment company holdings at October 31, 1998, were $353,000 and $60,000, respectively. The Global Equity and Global Asset Allocation Funds had additional unrealized appreciation of $434,000 and $2,000, respectively, which was available for distribution at October 31, 1998.

       During the year ended October 31, 1998, the Global Equity and Global Asset Allocation Funds realized gains on the sale of passive foreign investment companies of $387,000 and $160,000, respectively, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At October 31, 1998, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

            -----------------------------------------------------------------------------------------------
                                                                            (000)
                                                  ---------------------------------------------------------
                                                                                             NET UNREALIZED
                                                  APPRECIATED            DEPRECIATED           APPRECIATION
            FUND                                  SECURITIES             SECURITIES          (DEPRECIATION)
            -----------------------------------------------------------------------------------------------
            Aggressive Growth                       $63,553               $(78,525)             $(14,972)
            Capital Opportunity                      16,322                (16,027)                  295
            Global Equity                            22,403                (21,501)                  902
            Global Asset Allocation                   1,621                 (1,400)                  221
            -----------------------------------------------------------------------------------------------

       At October 31, 1998, the aggregate settlement value of open S&P 500 Index futures contracts expiring in December 1998 held by the Aggressive Growth Fund, and the unrealized appreciation on those contracts, were $8,289,000 and $842,000, respectively. Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

       At October 31, 1998, the funds had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

            --------------------------------------------------------------------------------------------------
                                                                               (000)
                                                     ---------------------------------------------------------
                                                        CONTRACT AMOUNT
                                                    ----------------------                        UNREALIZED
            FUND/CONTRACT                             FOREIGN      U.S.      MARKET VALUE IN     APPRECIATION
            SETTLEMENT DATE                          CURRENCY     DOLLARS     U.S. DOLLARS      (DEPRECIATION)
            --------------------------------------------------------------------------------------------------
            GLOBAL EQUITY

            Deliver:
             3/25/1999                     JPY        199,868     $1,500         $1,750             $ (250)
                                                                                                    ----------
            GLOBAL ASSET ALLOCATION

            Receive:
             12/17/1998                    AUD          2,000      1,203          1,245             &   42
             12/17/1998                    CAD          2,000      1,317          1,293                (24)
             12/17/1998                    DEM          9,900      5,846          5,990                144
             12/17/1998                    ESP         75,000        525            532                  7
             12/17/1998                    FRF         10,000      1,791          1,803                 12
             12/17/1998                    GBP          1,000      1,704          1,671                (33)
             12/17/1998                    JPY        250,000      1,935          2,159                224
            Deliver:
             12/17/1998                    DEM          1,500        914            908                  6
             12/17/1998                    FRF          8,000      1,421          1,443                (22)
                                                                                                    ----------
            Fund Total                                                                              $  356
            --------------------------------------------------------------------------------------------------

            AUD--Australian dollar.               FRF--French franc.
            CAD--Canadian dollar.                 GBP--British pound sterling.
            DEM--German deutsche mark.            JPY--Japanese yen.
            ESP--Spanish peseta.

Unrealized depreciation of $250,000 on open forward currency contracts of the Global Equity Fund is required to be treated as realized loss for tax purposes. Unrealized appreciation of $747,000 on open futures and forward currency contracts of the Global Asset Allocation Fund is required to be treated as realized gain for tax purposes.

       The Global Equity and Global Asset Allocation Funds had net unrealized foreign currency gains of $16,000 and $3,000, respectively, resulting from the translation of other assets and liabilities at October 31, 1998.

F. The market value of securities on loan to broker/dealers at October 31, 1998, and collateral received with respect to such loans were:

            -------------------------------------------------------------------
                                                            (000)
                                             ----------------------------------
                                              MARKET VALUE              CASH
                                                OF LOANED            COLLATERAL
            FUND                               SECURITIES             RECEIVED
            -------------------------------------------------------------------
            Aggressive Growth                   $21,212                $23,369
            Capital Opportunity                   3,933                  4,161
            Global Equity                         6,174                  6,660
            -------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and
Board of Trustees of
Vanguard Horizon Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Fund, Capital Opportunity Fund, Global Equity Fund and Global Asset Allocation Fund (constituting Vanguard Horizon Funds, hereafter referred to as the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD HORIZON FUNDS

This information for the fiscal year ended October 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The Aggressive Growth, Global Equity, and Global Asset Allocation Funds distributed $19,519,000, $2,969,000, and $535,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $19,519,000, $2,969,000, and $535,000 capital gain dividends, the funds designate $12,555,000, $2,777,000, and $2,000, respectively, as a 20% rate gain distribution.

       The Global Equity Fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on October 31, 1998, are as follows:

                            -------------------------------------------------------------------
                                                            GROSS FOREIGN               FOREIGN
                            COUNTRY                           DIVIDENDS                   TAX
                            -------------------------------------------------------------------
                            Australia                          $.0131                  $.0000
                            Canada                              .0123                   .0019
                            Denmark                             .0007                   .0001
                            Finland                             .0084                   .0013
                            France                              .0110                   .0000
                            Germany                             .0046                   .0005
                            Hong Kong                           .0116                   .0000
                            Indonesia                           .0004                   .0001
                            Ireland                             .0016                   .0000
                            Italy                               .0069                   .0010
                            Japan                               .0179                   .0024
                            Malaysia                            .0056                   .0016
                            Mexico                              .0027                   .0000
                            Netherlands                         .0042                   .0006
                            New Zealand                         .0006                   .0001
                            Norway                              .0006                   .0001
                            Philippines                         .0002                   .0001
                            Singapore                           .0094                   .0027
                            South Africa                        .0082                   .0000
                            Spain                               .0048                   .0007
                            Sweden                              .0086                   .0013
                            Switzerland                         .0034                   .0005
                            Thailand                            .0002                   .0000
                            United Kingdom                      .0579                   .0102
                            -------------------------------------------------------------------

       The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1998. Shareholders will receive more detailed information along with their Form 1099-DIV in January 1999.

       For corporate shareholders, the following percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction:

                            --------------------------------------------------------------
                            Aggressive Growth Fund                                  100.0%
                            Capital Opportunity Fund                                  4.1
                            Global Equity Fund                                       13.0
                            --------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

    "Standard & Poor's(R)," "S&P(R)," S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
              Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                     are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                [VANGUARD LOGO]

                             The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                [VANGUARD LOGO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                [VANGUARD LOGO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago,on December 28, 1928.
                           The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                       Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]


Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q690-12/23/1998

(C) 1998 Vanguard Marketing Corporation, Distributor. All rights reserved.